                                                                     EXHIBIT 4
================================================================================




                         LEHMAN BROTHERS HOLDINGS INC.
                                      and
                                CITIBANK, N.A.,
                             as Index Warrant Agent
                                      and
                              LEHMAN BROTHERS INC.,
                              as Calculation Agent

                         ------------------------------

                            INDEX WARRANT AGREEMENT
                          dated as of August 30, 1994

                     AMEX Hong Kong 30 Index Call Warrants
                           Expiring February 26, 1996



================================================================================

                              TABLE OF CONTENTS(1)



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                                                                                          ----
                                         ARTICLE I

               ISSUANCE, FORM, EXECUTION,
               DELIVERY AND REGISTRATION OF INDEX WARRANTS  . . . . . . . . . . . . .       1

SECTION 1.1    Issuance of Index Warrants; Conversion of
                   Index Warrants to Book-Entry   . . . . . . . . . . . . . . . . . .       1

SECTION 1.2    Form, Execution and Delivery of Warrant Certificates   . . . . . . .         3

SECTION 1.3    Warrant Certificates   . . . . . . . . . . . . . . . . . . . . . . . .       4

SECTION 1.4    Registration of Transfers and Exchanges  . . . . . . . . . . . . . . .       4

SECTION 1.5    Mutilated or Missing Warrant Certificates  . . . . . . . . . . . . . .       5

SECTION 1.6    Registered Holders   . . . . . . . . . . . . . . . . . . . . . . . . .       6

SECTION 1.7    Global Warrant Certificate   . . . . . . . . . . . . . . . . . . . . .       6


                                         ARTICLE II

               DURATION AND EXERCISE OF INDEX WARRANTS  . . . . . . . . . . . . . . .       9

SECTION 2.1    Duration of Index Warrants; Minimum and Maximum
                   Exercise Amounts; Notice of Exercise                                     9

SECTION 2.2    Exercise and Delivery of Index Warrants  . . . . . . . . . . . . . . .      10

SECTION 2.3    Automatic Exercise of Warrants   . . . . . . . . . . . . . . . . . . .      16

SECTION 2.4    Limitation of Number of Exercisable Warrants   . . . . . . . . . . . .      18

SECTION 2.5    Discontinuance or Modification of the Index  . . . . . . . . . . . . .      19

SECTION 2.6    Covenant of the Company  . . . . . . . . . . . . . . . . . . . . . . .      20

SECTION 2.7    Return of the Global Warrant Certificate   . . . . . . . . . . . . . .      20

SECTION 2.8    Return of Moneys Held Unclaimed for Two Years  . . . . . . . . . . . .      20

SECTION 2.9    Designation of Agent for Receipt of Notice   . . . . . . . . . . . . .      21

SECTION 2.10   Extraordinary Events and Exercise

- - --------------------

(1)     The Table of Contents is not a part of the Index
        Warrant Agreement

                                                                                           Page
                                                                                           ----
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               Limitation Events  . . . . . . . . . . . . . . . . . . . . . . . . . .       21

                                         ARTICLE III

               OTHER PROVISIONS RELATING TO
                   RIGHTS OF WARRANTHOLDERS   . . . . . . . . . . . . . . . . . . . .       24

SECTION 3.1    Holders of Index Warrants May Enforce Rights   . . . . . . . . . . . .       24

SECTION 3.2    Consolidation, Merger or Other Disposition   . . . . . . . . . . . . .       24


                                         ARTICLE IV

               CANCELLATION OF INDEX WARRANTS   . . . . . . . . . . . . . . . . . . .       25

SECTION 4.1    Cancellation of Index Warrants   . . . . . . . . . . . . . . . . . . .       25

SECTION 4.2    Treatment of Warrantholders  . . . . . . . . . . . . . . . . . . . . .       25

SECTION 4.3    Payment of Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . .       26


                                         ARTICLE V

               CONCERNING THE INDEX WARRANT AGENT   . . . . . . . . . . . . . . . .         26

SECTION 5.1    Index Warrant Agent  . . . . . . . . . . . . . . . . . . . . . . . . .       26

SECTION 5.2    Conditions of Index Warrant Agent's Obligations  . . . . . . . . . . .       26

SECTION 5.3    Compliance With Applicable Laws  . . . . . . . . . . . . . . . . . . .       28

SECTION 5.4    Resignation and Appointment of Successor   . . . . . . . . . . . . . .       29


                                         ARTICLE VI

               MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30

SECTION 6.1    Modification, Supplementation or Amendment   . . . . . . . . . . . . .       30

SECTION 6.2    Notices and Demands to the Company and Index Warrant Agent   . . . . .       31

SECTION 6.3    Addresses for Notices  . . . . . . . . . . . . . . . . . . . . . . . .       31

SECTION 6.4    Notices to Warrantholders  . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.5    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.6    Obtaining of Governmental Approvals  . . . . . . . . . . . . . . . . .       32

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SECTION 6.7    Persons Having Rights Under the Index Warrant Agreement  . . . . . . .       32

SECTION 6.8    Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.9    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.10   Inspection of Agreement  . . . . . . . . . . . . . . . . . . . . . . .       32

EXHIBIT A      -   Form of Warrant Certificate
EXHIBIT A-1    -   Form of Exercise Notice from Warrantholder
EXHIBIT B      -   Form of Global Warrant Certificate
EXHIBIT B-1    -   Form of Exercise Notice from Depository Participant
EXHIBIT C-1    -   Form of Confirmation of Exercise for Warrant Certificate
EXHIBIT C-2    -   Form of Confirmation of Exercise for Global Warrant
                      Certificate
EXHIBIT D-1    -   Form of Notice of Rejection for Warrant Certificate
EXHIBIT D-2    -   Form of Notice of Rejection for Global Warrant Certificate
EXHIBIT E      -   Form of Notice of Rejection Relating to Limit Option

                            INDEX WARRANT AGREEMENT


                 THIS AGREEMENT, dated as of August 30, 1994, among LEHMAN BROTHERS HOLDINGS INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), Citibank, N.A., a banking association duly incorporated and existing under the laws of the State of New York, as Index Warrant Agent (the "Index Warrant Agent"), and Lehman Brothers Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Calculation Agent"). An index of defined terms is attached hereto as Annex 1.

                         W I T N E S S E T H  T H A T :

                 WHEREAS, the Company proposes to sell index warrants (the "Index Warrants" or, individually, an "Index Warrant") representing the right to receive from the Company an amount in U.S. dollars to be determined by reference to increases in the AMEX Hong Kong 30 Index (the "Index"); and

                 WHEREAS, the Company wishes the Index Warrant Agent to act on behalf of the Company in connection with the issuance, transfer and exercise of the Index Warrants, and wishes to set forth herein, among other things, the provisions of the Index Warrants and the terms and conditions under which they may be issued, transferred, exercised and cancelled;

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                           ISSUANCE, FORM, EXECUTION,
                  DELIVERY AND REGISTRATION OF INDEX WARRANTS


                 SECTION 1.1 Issuance of Index Warrants; Conversion of Index Warrants to Book-Entry. (a) The Index Warrants will be originally issued as certificates in definitive form (each a "Warrant Certificate"). Each Index Warrant shall represent the right, subject to the provisions contained herein, to receive the Cash Settlement Value (as defined in Section 2.2(d)) or, under certain circumstances, the Alternative Settlement Amount (as defined in Section 2.3) of such Index Warrant. Such Cash Settlement Value or Alternative Settlement Amount will be payable only in U.S. dollars. In no event shall any beneficial owner of book-entry Index Warrants or the registered owner of certificated Index Warrants (each a "Warrantholder") be entitled to receive any interest on the Cash Settlement Value or Alternative Settlement Amount, and the Index Warrants will not entitle the Warrantholders to any of the rights of the holder of any stock underlying the Index or any Successor Index (the "Underlying Stock") or any other securities. An Index Warrant will not require or entitle the holder thereof to sell, deliver, purchase or take delivery of any currency, security or other instrument underlying such Index Warrant to or from the Company, nor will the Company be under any obligation to, nor will it, purchase or take delivery, or sell or deliver, any currency, security or other instrument underlying such Warrant to or from the Warrantholders.

                 (b) The Index Warrants will constitute direct, unconditional and unsecured contractual obligations of the Company and will rank on a parity with the Company's other unsecured contractual obligations and with the Company's unsecured and unsubordinated debt.

                 (c) Forty-five calendar days after the closing of the offering on October 14, 1994, each registered holder of a Warrant Certificate will have the option (the "Conversion Option") to convert the form in which such holder holds his Index Warrants from definitive form to book-entry form within a forty-five calendar day period (the "Conversion Option Period"). To utilize the Conversion Option such Warrantholder must deliver or arrange to deliver his Warrant Certificates to a Participant (as defined in Section 1.7(c)) entitled to execute, clear and settle transactions through the Depository (as defined in Section 1.7(c)) and through which such Warrantholder's beneficial interest after electing the Conversion Option will be maintained, who will then deposit the Index Warrants with the Depository or its nominee. Ownership of the Index Warrants surrendered under the Conversion Option will be represented by a single certificate (the "Global Warrant Certificate"). After the last day of the Conversion Option Period, the Depository will not be required to accept delivery of Index Warrants represented by Warrant Certificates ("Certificated Warrants") for exchange for Index Warrants in book-entry form ("Book-Entry Warrants") but may permit Warrant Certificates to be so exchanged on a case-by-case basis. It is anticipated that after the Conversion Option Period, Warrant Certificates delivered to the Depository in proper form for deposit will be accepted by the Depository for exchange for Book-Entry Warrants, generally within three to four New York Business Days after delivery to the Depository. However, there can be no assurance that such Warrant Certificates will be accepted for exchange. Further, there can be no assurance, with respect to Warrant Certificates accepted for exchange, that exchange will occur within that time period. Certificated Warrants surrendered at any time for exchange for Book-Entry Warrants may not be exercised or delivered for settlement of transfer until such exchange has been effected. If the Depository is at any time unwilling or unable to continue as securities depository for the Index Warrants and a successor depository is not appointed by the Company within 90 days, the Company will reissue Warrant Certificates in exchange for the Global Warrant Certificate. In addition, the Company may at any time and in its sole discretion determine not to have the Index Warrants available in book-entry form and, in such event, will issue Warrant Certificates in exchange for the Global Warrant Certificate. In any such instance, and in accordance with the provisions of this Agreement, each Warrantholder will be entitled to have a number of Index Warrants equivalent to such Warrantholder's beneficial interest in the Global Warrant Certificate registered in the name of the Warrantholder and will be entitled to physical delivery of such Index Warrants in definitive form by a Participant. The provisions of Section 1.7 shall apply only if and when the Conversion Option is utilized and a Global Warrant Certificate is issued hereunder.

                 SECTION 1.2 Form, Execution and Delivery of Warrant Certificates. (a) Certificated Warrants, whenever issued, shall be represented by Warrant Certificates in registered form substantially in the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may represent any number of whole Index Warrants. The Warrant Certificates may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification or designation and such legends or endorsements as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and which are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Index Warrants may be listed, or of any securities depository, or to conform to usage. Warrant Certificates shall be signed on behalf of the Company by its chairman, its president or one of its vice presidents and under its corporate seal reproduced thereon and attested by its secretary or an assistant secretary. The signature of any of such officers may be either manual or facsimile. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Index Warrant Agent.

                 (b) In case any officer of the Company who shall have signed a Warrant Certificate, either manually or by facsimile signature, shall cease to be such officer before such Warrant Certificate shall have been countersigned and delivered by the Index Warrant Agent to the Company or delivered by the Company, such Warrant Certificate nevertheless may be countersigned and delivered as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and the Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

                 SECTION 1.3 Warrant Certificates. Each Warrant Certificate, when signed on behalf of the Company in accordance with Section 1.2, shall be delivered to the Index Warrant Agent, which shall manually countersign and deliver the same to or upon the order of the Company. Each Warrant Certificate shall be dated the date of its countersignature. A Warrant Certificate shall not be valid for any purpose, and no Index Warrant evidenced thereby shall be exercisable, unless and until such Warrant Certificate has been countersigned by the manual signature of the Index Warrant Agent. Such countersignature by the Index Warrant Agent on any Warrant Certificate signed by the Company in accordance with Section 1.2 shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

                 SECTION 1.4 Registration of Transfers and Exchanges. (a) Except as otherwise provided herein or in the Warrant Certificate, the Index Warrant Agent shall from time to time register ownership and transfers of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose (the "Index Warrant Register") at the Index Warrant Agent's Office (as defined herein), subject to such reasonable regulations as the Company or the Index Warrant Agent may prescribe, upon surrender thereof, duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Index Warrant Agent and the Company duly executed by the registered holder(s) thereof or by the duly appointed legal representative thereof or by its duly authorized attorney, such signature to be guaranteed by a bank or trust company located, or with a correspondent office, in New York City or by a broker or dealer which is a member of a national securities exchange, or in any other manner acceptable to the Index Warrant Agent. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Index Warrant Agent.

                 (b) At the option of a Warrantholder, Warrant Certificates may be exchanged for other Warrant Certificates, representing a like number of unexercised Index Warrants, upon surrender to the Index Warrant Agent of the Warrant Certificates to be exchanged at its offices maintained for such purposes (the location of which shall be provided to the Company) (the "Index Warrant Agent's Office"), Attention: Corporate Trust Department, or at the office of any successor Index Warrant Agent (as provided for in Section 5.4). Upon surrender of any Index Warrant Certificate for exchange, the Index Warrant Agent shall cancel such Warrant Certificate, and the Company shall execute, and the Index Warrant Agent shall countersign and deliver, in accordance with Sections 1.2 and 1.3, one or more new Warrant Certificates of like tenor and representing a like number of unexercised Index Warrants.

                 (c) Warrant Certificates issued upon transfer or exchange pursuant to Section 1.4(a) or (b) shall be valid obligations of the Company, evidencing the same obligations of the Company as the Warrant Certificates surrendered for transfer or exchange, and entitled to the same benefits under this Agreement as were such Warrant Certificates prior to such surrender.

                 (d) Except as provided in Section 1.5, no service charge shall be made for any registration of transfer or exchange of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Index Warrant Certificates, other than exchanges pursuant to this Section 1.4 not involving any transfer.

                 (e) In the event that upon any exercise of Index Warrants evidenced by a Warrant Certificate the number of Index Warrants exercised shall be less than the total number of Index Warrants evidenced by such Warrant Certificate, there shall be issued to the holder thereof or such holder's assignee a new Warrant Certificate evidencing the number of Index Warrants not exercised.

                 SECTION 1.5 Mutilated or Missing Warrant Certificates. (a) If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company may in its discretion execute, and the Index Warrant Agent may countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Index Warrants, bearing an identification number not contemporaneously outstanding, but only (in case of loss, theft or destruction) upon receipt of evidence satisfactory to the Company and the Index Warrant Agent of such loss, theft or destruction of such Warrant Certificate and security or indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Index Warrant Agent may prescribe.

                 (b) In case such mutilated, lost, stolen or destroyed Index Warrant Certificate has been or is about to be exercised, or deemed to be exercised, the Company in its absolute discretion may, instead of issuing a new Warrant Certificate, direct the Index Warrant Agent to treat the same as if it had received irrevocable notice of exercise in proper form in respect thereof, as provided herein, or as being subject to automatic exercise, as the case may be.

                 (c)  Each new Warrant Certificate issued pursuant to this
Section 1.5 in lieu of any lost, stolen or destroyed Warrant

Certificate shall be an original, additional contractual obligation of the Company, whether or not, in the case of any lost, stolen or destroyed Index Warrant Certificate, such Warrant Certificate shall at any time be enforceable by anyone, and shall be entitled to the same benefits under this Agreement as the Warrant Certificate that was lost, stolen or destroyed.

                 (d) Upon the issuance of any new Warrant Certificate in accordance with this Section 1.5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Index Warrant Agent) connected therewith.

                 (e) The provisions of this Section 1.5 are exclusive and shall preclude (to the extent lawful) any other rights and remedies with respect to the replacement or payment of mutilated, lost, stolen or destroyed Warrant Certificates.

                 (f) All Warrant Certificates surrendered for exercise, registration of transfer or exchange shall, if surrendered to any person other than the Index Warrant Agent, be delivered to the Index Warrant Agent and shall be promptly cancelled by it. The Company may at any time deliver to the Index Warrant Agent for cancellation any Warrant Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Warrant Certificates so delivered shall be promptly cancelled by the Index Warrant Agent. No Warrant Certificates shall be countersigned in lieu of or in exchange for any Warrant Certificate cancelled as provided in this Section 1.5, except as expressly permitted by this Agreement. All cancelled Warrant Certificates held by the Index Warrant Agent shall be destroyed unless otherwise directed by the Company.

                 SECTION 1.6 Registered Holders. Prior to due presentment for registration of transfer, the Company, the Index Warrant Agent, and any agent of the Company or the Index Warrant Agent, may deem and treat the person in whose name a Warrant Certificate shall be registered in the Index Warrant Register (a "Registered Holder") as the absolute owner of the Index Warrants evidenced thereby (notwithstanding any notation of ownership or other writing thereon) for any purpose whatsoever, and as the person entitled to exercise the rights represented by the Index Warrants evidenced thereby, and neither the Company nor the Index Warrant Agent, nor any agent of the Company or the Index Warrant Agent, shall be affected by any notice to the contrary. This Section
1.6 shall be without prejudice to the rights of Warrantholders as described elsewhere herein.

                 SECTION 1.7 Global Warrant Certificate. (a) Any Global Warrant Certificate issued in accordance with this Section 1.7 shall be substantially in the form set forth in Exhibit B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may represent any number of whole Index Warrants. The Global Warrant Certificate may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification or designation and such legends or endorsements as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and which are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Index Warrants may be listed or of any Depository referred to herein, or to conform to usage. The Global Index Warrant Certificate shall be signed on behalf of the Company upon the same conditions, in substantially the same manner and with the same effect as the Warrant Certificates.

                 (b) The Index Warrant Agent is authorized, from time to time during the Conversion Option Period, upon receipt of a Global Warrant Certificate from the Company, duly executed on behalf of the Company, to countersign such Global Warrant Certificate. The Global Warrant Certificate shall be manually countersigned and dated the date of its countersignature by the Index Warrant Agent and shall not be valid for any purpose unless so countersigned. The Index Warrant Agent shall deliver the Global Index Warrant Certificate to or upon the order of the Company against receipt of an appropriate amount of Certificated Warrants (such Certificated Warrants shall be destroyed or otherwise disposed of in accordance with instructions provided by the Company). One or more Global Warrant Certificates may be executed by the Company and delivered to the Index Warrant Agent on or after the date of execution of this Agreement; provided that only one Global Warrant Certificate shall be outstanding at any one time.

                 The Company reserves the right to issue, from time to time after the date of execution of this Agreement, additional Index Warrants, and in connection therewith the Global Warrant Certificate may be exchanged for a new Global Warrant Certificate to reflect the issuance by the Company of such additional Index Warrants. To effect such an exchange the Company shall deliver to the Index Warrant Agent a new Global Warrant Certificate duly executed on behalf of the Company as provided in Section 1.3. The Index Warrant Agent shall authenticate the new Global Warrant Certificate as provided in this Section and shall deliver the new Global Warrant Certificate to the Depository in exchange for, and upon receipt of, the Global Warrant Certificate then held by the Depository. The Index Warrant Agent shall cancel the Global Warrant Certificate delivered to it by the Depository, destroy such Global Warrant Certificate and provide a certificate of destruction to the Company.

                 (c) The Global Warrant Certificate will initially be registered in the name of a nominee of The Depository Trust Company (the "Depository", which term, as used herein, includes any successor securities depository selected by the Company). The Index Warrant holdings of the Participants will be recorded on the books of the Depository. The holdings of customers of the Participants and the identity of the Warrantholders will be reflected on the books and records of such Participants and will not be known to the Index Warrant Agent, the Company or the Depository. The Global Warrant Certificate will be held by the Depository or its agent.

                 "Participants" include securities brokers and dealers, banks and trust companies, clearing organizations and certain other organizations which are participants in the Depository's book-entry system and, for purposes of this Agreement, shall also mean participants in the book-entry system of any successor Depository. Access to the Depository's system is also available to others such as banks, securities dealers and trust companies ("Indirect Participants") that clear or maintain a custodial relationship with a Participant, either directly or indirectly. The Global Warrant holdings of Warrantholders who are customers of Indirect Participants will be reflected on the books and records of Participants in the name of the respective Indirect Participants. The Global Warrant Certificate will be held by the Depository or its agent. Neither the Company nor the Warrant Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

                 The Company may from time to time select a new entity to act as Depository with respect to the Index Warrants and, if such selection is made, the Company shall promptly give the Index Warrant Agent notice to such effect identifying the new Depository, and the Global Warrant Certificate shall be delivered to the Index Warrant Agent and shall be transferred to the new Depository as provided below as promptly as possible. Appropriate changes may be made in the forms of the Global Warrant Certificate, the notice of exercise and the related notices to be delivered in connection with an exercise to reflect the selection of the new Depository.

                 (d) Except as otherwise provided herein or in the Global Warrant Certificate, the Index Warrant Agent shall from time to time register the transfer of the Global Warrant Certificate in its records (which may be maintained electronically), subject to such reasonable regulations as the Company or the Index Warrant Agent may prescribe, only to the Depository, to another nominee of the Depository, to a successor Depository or to a nominee of a successor Depository, upon surrender of such Global Warrant Certificate to the Warrant

Agent's Office, or at the office of any successor Warrant Agent (as provided in Section 5.4), duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Index Warrant Agent and the Company, duly executed by the registered holder thereof or by the duly appointed legal representative thereof, or by its duly authorized attorney, such signature to be guaranteed by a bank or trust company with a correspondent officer the New York City or by a member of a United States national securities exchange, or in any other manner acceptable to the Index Warrant Agent. Upon any such registration of transfer, a new Global Warrant Certificate of like tenor and representing a like number of unexercised Index Warrants shall be issued to the transferee and the surrendered Global Warrant Certificate shall be cancelled by the Index Warrant Agent.

                                   ARTICLE II
                    DURATION AND EXERCISE OF INDEX WARRANTS

                 SECTION 2.1 Duration of Index Warrants; Minimum and Maximum Exercise Amounts; Notice of Exercise. (a) Subject to the limitations described in this Article II, each Index Warrant may be irrevocably exercised in whole but not in part on any New York Business Day from the date of issuance until 3:00 P.M., New York City time on the earlier of (i) the New York Business Day immediately preceding February 26, 1996 (the "Expiration Date") and (ii) the last New York Business Day prior to the Delisting Date. There is no exercise price payable by any Warrantholder in connection with the exercise of an Index Warrant. Each Index Warrant may be exercised by (a) transfer of the related Index Warrants on the records of the Depository free to the Index Warrant Agent Participant Account (Account No. 2659), or such other account of the Index Warrant Agent at the Depository as the Index Warrant Agent shall specify (the "Index Warrant Account"), in the case of Book-Entry Warrants, or surrender of the Warrant Certificate or Certificates to the Index Warrant Agent at the Index Warrant Agent's Office, in the case of Certificated Warrants and
(b) delivery of written notice (an "Exercise Notice") to the Index Warrant Agent executed by the Participant acting on behalf of the beneficial owner of such Index Warrant, in the case of Book-Entry Warrants, or from the Registered Holder of such Index Warrants, in the case of Certificated Warrants; provided, however, that Exercise Notices are subject to rejection by the Index Warrant Agent as provided herein.

                 (b) The Exercise Notice, which shall be irrevocable, shall be in substantially the form set forth in Exhibit A-1 hereto in the case of Certificated Warrants, and in Exhibit B-1 hereto in the case of Book-Entry Warrants, and shall be in writing, duly completed and executed, and delivered to the Index Warrant Agent (which shall include facsimile transmissions, followed promptly by an executed original, but the date and time of receipt of such transmission shall be the effective date and time of such notice) at its address as set forth in such Exercise Notice or at such other address as the Index Warrant Agent may specify from time to time. An irrevocable Exercise Notice may be conditioned by the Warrantholder pursuant to the Limit Option as set forth in Section 2.2(f), but shall otherwise be unconditional.

                 (c) As used herein, "New York Business Day" means any day other than a Saturday or Sunday or a day on which either the New York Stock Exchange or the American Stock Exchange (the "AMEX") is not open for securities trading or commercial banks in New York City are authorized or required by law or executive order to remain closed.

                 (d) Except as provided in Section 2.2(b), the Index Warrant Agent and the Company shall be entitled to rely conclusively on any Exercise Notice received by them with no duty of inquiry by either of them.

                 SECTION 2.2 Exercise and Delivery of Index Warrants. (a) Except in the case of automatic exercise as provided in Section 2.3, and subject to the Limit Option provided in Section 2.2(f), the exercise date (the "Exercise Date") for an Index Warrant shall be (i) if the Index Warrant Agent receives delivery of such Index Warrant and an Exercise Notice in proper form at or prior to 3:00 P.M., New York City time on a New York Business Day, then such New York Business Day and (ii) otherwise the New York Business Day next succeeding the day on which the Index Warrant Agent receives such Index Warrant and such Exercise Notice. The "Valuation Date" for an Index Warrant will be the first Index Calculation Day following the Exercise Date, subject to postponement upon the occurrence of an Extraordinary Event or an Exercise Limitation Event pursuant to Section 2.10. "Index Calculation Day" means any day on which the Index or any Successor Index (as defined herein) is calculated and published.

                 (b) Following receipt of the Index Warrants and the Exercise Notice related to such Index Warrants, the Index Warrant Agent shall:

                           (i) promptly (1) in the case of Certificated Warrants, determine whether the Exercise Notice has been duly completed and is in proper form duly executed by the Registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and (2) in the case of Book-Entry Warrants, determine whether such Exercise Notice has been duly completed and is in proper form and if the Index Warrant Agent determines that the Exercise Notice has not been duly completed or is not in proper form or, in the case of Certificate Warrants, has not been so executed, the Index Warrant Agent promptly (X) shall reject such Exercise Notice and shall send to the entity that delivered such Exercise Notice a notice of rejection substantially in the form set forth in Exhibit D-1 or Exhibit D-2 hereto, as applicable, and, in the case of Certificated Warrants, shall return to the Registered Holder that submitted such Exercise Notice, by first class mail, the Warrant Certificates evidencing such Index Warrants or, in the case of Book-Entry Warrants, shall redeliver such Index Warrants free through the facilities of the Depository to the account from which they were transferred to the Index Warrant Agent and, in either case,
        (Y) shall not take the actions required by clauses (ii)-(viii) below with respect to such Exercise Notice or the related Index Warrants; provided, however, that the Index Warrant Agent shall deliver a copy of the Exercise Notice relating to such Index Warrants to the Company, if the Company so requests, as required by Section 2.2(b)(viii) below and the Company may waive any defect in the form of such Exercise Notice;

                           (ii) notify the Company by 5:00 p.m., New York City time, on the Exercise Date for such Index Warrants of (A) the total number of Index Warrants covered by such Exercise Notice, (B) the number of such Index Warrants subject to the Limit Option ("Contingently Tendered Warrants") and (C) the number of such Index Warrants not subject to the Limit Option;

                           (iii) obtain the Spot Index from the Calculation Agent no later than 5:00 p.m., New York City time, on the applicable Valuation Date (or, if such Valuation Date is not a New York Business Day, on the next succeeding New York Business Day);

                           (iv) if any of the Index Warrants covered by such Exercise Notice constitute Contingently Tendered Warrants, the Index Warrant Agent shall, by 5:00 p.m., New York City time, on the applicable Valuation Date (or, if such Valuation Date is not a New York Business Day, on the next succeeding New York Business Day) (A) obtain from the Calculation Agent the Limit Option Reference Index (as defined in Section 2.2(f); (B) determine in accordance with Section 2.2(f) whether such Contingently Tendered Warrants will be subject to exercise after giving effect to the Limit Option and, if such Warrants will not be subject to exercise, send to the Registered Holder, in the case of Certificated Warrants, or to the Participant that submitted such Exercise Notice, in the case of Book-Entry Warrants, a notice of rejection substantially in the form set forth in Exhibit E hereto with respect to such Index Warrants and return to the Registered Holder that submitted such Exercise Notice, by first class mail, the Warrant Certificates evidencing such Index Warrants, or, in the case of Book-Entry Warrants, redeliver the Warrants free through the facilities of the Depository to the account from which they were transferred to the Index Warrant Agent; and (C) notify the Company as to whether such Contingently Exercised Warrants will be subject to exercise;

                           (v) by 5:00 p.m., New York City time, on the second New York Business Day after the applicable Exercise Date (A) determine the sum of (1) the number of such Index Warrants not subject to the Limit Option (i.e., the number of Index Warrants determined pursuant to clause (ii)(C) above) plus (2) the number of such Index Warrants that are Contingently Exercised Index Warrants that will be subject to exercise notwithstanding the Limit Option (i.e., the number of Index Warrants so identified pursuant to clause (iv)(B) above) (all of such Warrants, the "Exercised Warrants") and (B) notify the Company of the total number of Exercised Warrants so determined (if such number is zero, the Warrant Agent shall not take the actions required by clauses
        (vi), (vii) and (viii) with respect to such Exercise Notice or the related Index Warrants);

                           (vi) obtain the Cash Settlement Value of the Exercised Warrants as of their Valuation Date from the Calculation Agent, which shall be calculated in the manner set forth in Section 2.2(d) by no later than 5:00 p.m., New York City time, on the applicable Valuation Date (or, if such Valuation Date is not a New York Business Day, on the next succeeding New York Business Day);

                           (vii) notify the Company by 5:00 p.m., New York City time, on the Valuation Date (or, if such Valuation Date is not a New York Business Day, on the next succeeding New York Business Day) of the aggregate Cash Settlement Value payable in respect of the exercise of such Exercised Warrants, and send notices of confirmation substantially in the form included in Exhibit C-1 or Exhibit C-2 hereto, as the case may be, to the appropriate Registered Holder or Participant specifying therein the reference number assigned by the Index Warrant Agent to each accepted Exercise Notice; and

                           (viii) promptly deliver a copy of each Exercise Notice to the Company upon request of the Company and advise the Company of such other matters relating to the Exercised Warrants as the Company shall reasonably request. Any notice to be given to the Company by the Warrant Agent pursuant to this Section 2.2 or Section
        2.3 shall be by telephone (promptly confirmed in writing) or facsimile.

                 Except in the case of Warrants subject to automatic exercise and Warrants that upon exercise entitle the holder thereof to receive an Alternative Settlement Amount in lieu of the Cash Settlement Value, if on any Valuation Date the Cash Settlement Value for any Warrants then exercised would be zero, then, in such case, the exercise of such Warrants shall be ignored and either (i) for Certificated Warrants, the Warrant Certificate evidencing such Warrants shall be promptly returned by the Warrant Agent to the Registered Holder by first class mail at the Calculation Agent's expense or
(ii) for Book-Entry Warrants, the Warrants will be transferred by the Warrant Agent back to the account from which they were submitted to the Warrant Agent free on the records of the Depository and, in either case, such Warrantholder shall be permitted to exercise such Warrants until 3:00 p.m., New York City time, on the earlier of (i) the New York Business Day immediately preceding the Expiration Date, and (ii) the last New York Business Day prior to the Delisting Date.

                 (c) Except in the case of Index Warrants subject to automatic exercise, provided that the Company has made adequate funds available to the Index Warrant Agent in a timely manner, which shall (A) in the case of Warrants not held through the facilities of the Depository, in no event be later than 3:00 p.m., New York City time, on the fifth New York Business Day following a Valuation Date (or, if the Valuation Date is not a New York Business Day, on the fifth New York Business Day following the New York Business Day next succeeding the Valuation Date) and (B) in the case of Warrants held through the facilities of the Depository, in no event be later than 3:00 p.m., New York City time, on the sixth New York Business Day following a Valuation Date (or, if the Valuation Date is not a New York Business Day, on the sixth New York Business Day following the New York Business Day next succeeding the Valuation
Date) (the "Settlement Date"), the Index Warrant Agent will be responsible for making payment available either (i) for Certificated Warrants, to each appropriate Registered Holder in the form of a cashier's check or an official bank check, or (in the case of payments of $100,000 or more) by wire transfer to a U.S. Dollar account maintained by such Registered Holder in the United States (at such Registered Holder's election as specified in the applicable Exercise Notice), after 3:00 p.m., New York City time, but prior to the close of business, on the first New York Business Day immediately succeeding such Settlement Date or (ii) for Book-Entry Warrants, to each appropriate Participant in the form of a cashier's check or an official bank check, or (in the case of payments of $100,000 or more) by wire transfer to a U.S. Dollar account maintained by such Participant in the United States (at the Participant's election as specified in the Exercise Notice), after 3:00 p.m., New York City time, but prior to the close of business, on the first New York Business Day immediately succeeding such Settlement Date.

                 (d) The "Cash Settlement Value" of an exercised Warrant will be calculated by the Calculation Agent on the Valuation Date and will equal an amount in U.S. Dollars equal to the quotient (rounded down to the nearest cent) of (A) the amount, if any, by which the Spot Index for the applicable Valuation Date exceeds the Strike Index divided by (B) 2.5, divided by (C) the fixed Hong Kong dollar/U.S. dollar exchange rate of H.K.$7.7278 per U.S.$1.00. If the Strike Index is equal to or exceeds the Spot Index for such Valuation Date, the Cash Settlement Value will be zero.

                 The "Strike Index" is  463.55.

                 Subject to the provisions of Section 2.5, the "Spot Index" for any date means the closing level, on such date, of the Index as compiled and published by the AMEX.

                 References in this Agreement to "U.S. Dollars" or "$" are to the lawful currency of the United States of America. References to "Hong Kong dollar" or "H.K.$" are to the lawful currency of Hong Kong.

                 (e) In the event a Global Warrant Certificate is issued, the Warrant Agent shall cause its records, which may be kept electronically, to be marked to reflect the reduction in the number of Index Warrants represented by the Global Warrant Certificate by the number of Index Warrants that were delivered to the Index Warrant Account and for which payment has been made as provided in Section 2.2(c) promptly after such delivery and payment. Absent manifest error, the Index Warrant Agent's records shall be conclusive evidence of such matters.

                 (f) Except in the case of an automatic exercise (as described in Section 2.3 below) or cancellation or with respect to payments of any Alternative Settlement Amount, the related Exercise Notice may specify that such exercise be subject to the condition that the Spot Index used to determine the Cash Settlement Value of such Index Warrants not be 5% or more lower than the Limit Option Reference Index for such Warrants. "Limit Option Reference Index", with respect to any Contingently Tendered Warrants, means the closing level of the Index on the New York Business Day when such Exercise Notice has been received (or shall be deemed to have been received) (or, if such New York Business Day is not an Index Calculation date, on the Index Calculation Date immediately preceding such New York Business Day). The option of a Warrantholder to condition an exercise of Index Warrants as provided in this
Section 2.2(f) is herein referred to as the "Limit Option". If a Warrantholder elects the Limit Option in connection with any exercise of Index Warrants, the following provisions shall apply:

                           (i) To be valid, such election must be specified in the related Exercise Notice. Each of the Index Warrant Agent and the Company shall be entitled to rely conclusively on such Exercise Notice, as received by the Index Warrant Agent, in determining whether such election has been validly made. In connection with any exercise of 500 or more Index Warrants, a Warrantholder may elect to subject only a portion of such Index Warrants to the Limit Option; provided that the number of such Index Warrants not subject to the Limit Option shall in each case not be less than 500. Registered Holders and Participants shall be required to certify that the number of Index Warrants exercised on behalf of any Warrantholder pursuant to the related Exercise Notice that are subject to the Limit Option is an amount that is not less than 500.

                           (ii) The Limit Option Reference Index shall be obtained by the Index Warrant Agent from the Calculation Agent and the Calculation Agent's determination of the Limit Option Reference Index shall be conclusive and binding for all purposes relating to such exercise.

                           (iii) In the event that the Spot Index on the Valuation Date for such Index Warrants is 5% or more lower than the Limit Option Reference Index for such Warrants, such Index Warrants (A) shall not be subject to exercise and shall be treated for all purposes of this Agreement and the Warrant Certificates and Global Warrant Certificate as if the related Exercise Notice had never been received by the Warrant Agent, and (B) shall not constitute "Exercised Warrants" for purposes of Section 2.2(b). If such Spot Index is not 5% or more lower than such Limit Option Reference Index, such Index Warrants shall be subject to exercise as provided in this Section 2.2 and shall be deemed to be "Exercised Warrants" for such purposes. The Index Warrant Agent's determination shall be conclusive and binding for all purposes relating to such Index Warrants.

                           (iv) Once elected by a Warrantholder in connection with an exercise of Index Warrants, the Limit Option will continue to apply, on the basis of the Limit Option Reference Index as initially determined for such Index Warrants, even if the Valuation Date for such Index Warrants is postponed, except when such Valuation Date is postponed until the Expiration Date or the Delisting Date. Pursuant to the Limit Option, such Warrants will either (i) be exercised on a delayed basis if the applicable Spot Index is not less than the Limit Option Reference Index by 5% or more, or (ii) be excluded from being exercised if, on any applicable postponed Valuation Date, the applicable Spot Index is less than the Limit Option Reference Index by 5% or more.

                 (g) The Company has appointed Lehman Brothers Inc., and Lehman Brothers Inc. accepts such appointment, to be the Company's Calculation Agent to make certain calculations, as provided herein. The Calculation Agent shall act as an independent expert and not as an agent of the Company, and, unless otherwise provided by this Agreement, its calculations under this Agreement shall, absent manifest error, be final and binding on the Company, the Index Warrant Agent, the Warrantholders, the Registered Holders and any Participant. Any such calculations will be made available to a Warrantholder for inspection at the Index Warrant Agent's Office.

                 The Company agrees, for the benefit of the Warrantholders from time to time, that there shall at all times be a Calculation Agent hereunder until all the Index Warrants are no longer outstanding or until moneys for the payment of all outstanding Index Warrants, if any, shall have been paid to the Index Warrant Agent, whichever occurs earlier. Resignation, removal and appointment of the Calculation Agent shall be in accordance with the procedures set forth for the resignation, removal and appointment of the Index Warrant Agent, as provided in Section 5.4, except that a successor Calculation Agent need not be a banking institution with offices south of Chambers Street in the Borough of Manhattan, The City of New York, and may only be appointed if such successor has been nominated by the Company.

                 SECTION 2.3 Automatic Exercise of Warrants. All Warrants for which the Warrant Agent has not received an Exercise Notice in proper form by 3:00 p.m., New York City time, on (i) the New York Business Day immediately preceding the Expiration Date, or (ii) the last New York Business Day prior to the Delisting Date or for which the Warrant Agent has received an Exercise Notice in proper form but with respect to which timely delivery of the relevant Index Warrants has not been made, and which have not been canceled prior to such time, together with any Index Warrants the Valuation Date for which has at such time been postponed pursuant to Section 2.10 will be deemed automatically exercised on the Expiration Date or Delisting Date, as the case may be, without any requirement of delivery of an Exercise Notice or Index Warrants to the Index Warrant Agent. Accordingly, the Exercise Date for such Index Warrants shall be the Expiration Date or the Delisting Date, as the case may be, or, if such date is not a New York Business Day, the next succeeding New York Business Day and the Valuation Date for such Index Warrants shall be the first Index Calculation Day following the Exercise Date for such Index Warrants.
"Delisting Date" shall mean the effective date on which the Index Warrants are delisted from, or permanently suspended from trading (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder) on, the AMEX (or any successor Self-Regulatory Organization) and not accepted at the same time for listing on another Self-Regulatory Organization; provided, however, that if the Company first receives notice of the delisting or suspension of the Index Warrants on the same day on which such Index Warrants are delisted or suspended, such day will be deemed the Delisting Date for purposes of this Agreement. "Self-Regulatory Organization" means a self-regulatory organization on which warrants are traded and the rules of which are filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

                 The Index Warrant Agent shall by 5:00 p.m., New York City time, on the Expiration Date or the Delisting Date, as the case may be, notify the Company of the number of Index Warrants to be automatically exercised on such day. The Warrant Agent shall (i) obtain from the Calculation Agent on the applicable Valuation Date the Cash Settlement Value or the Alternative Settlement Amount on such Valuation Date of the Index Warrants to be automatically exercised, (ii) by 3:00 p.m., New York City time, on the New York Business Day next succeeding such Valuation Date, notify the Company of the Cash Settlement Value or the Alternative Settlement Amount payable in respect of such exercised Index Warrants and (iii) advise the Company of such other matters relating to the exercised Index Warrants as the Company shall reasonably request.

                 With respect to all Index Warrants, other than Book-Entry Warrants and Warrants subject to postponed exercise following the occurrence of an Extraordinary Event or an Exercise Limitation Event, subject to automatic exercise, the Company shall make available to the Index Warrant Agent, not later than 3:00 p.m., New York City time, on the fourth New York Business Day following the Valuation Date (or, if the Valuation Date is not a New York Business Day, on the fourth New York Business Day following the New York Business Day succeeding the Valuation Date) for automatically exercised Index Warrants (in any such case, the "Automatic Settlement Date"), funds in an amount equal to, and for the payment of, the aggregate Cash Settlement Value or Alternative Settlement Amount, as applicable, of such Index Warrants. Subject to such funds having been made available as provided in the preceding sentence, the Index Warrant Agent will be responsible for making its payment available to the appropriate Registered Holder in the form of a cashier's check or an official bank check, or (in the case of payments of $100,000 or more) by wire transfer to a U.S. Dollar account maintained by such Registered Holder in the United States (at such Registered Holder's election), after 3:00 p.m., New York City time, but prior to the close of business, on the Automatic Settlement Date, against receipt by the Index Warrant Agent at the Index Warrant Agent's Office from such Registered Holder of its Warrant Certificates.

                 In the case of Book-Entry Warrants subject to automatic exercise (other than Warrants subject to postponed exercise following the occurrence of an Extraordinary Event or an Exercise Limitation Event), the Company shall make available to the Warrant Agent, not later than 3:00 p.m., New York City time, on the Automatic Settlement Date, funds in an amount equal to, and for the payment of, the aggregate Cash Settlement Value of such Index Warrants. Subject to such funds having been made available as provided in the preceding sentence, the Index Warrant Agent will be responsible for making funds available to the Depository, against receipt of the Global Warrant Certificate, after 3:00 p.m., New York City time, but prior to the close of business, on the Automatic Settlement Date.

                 All Index Warrants shall be deemed to be cancelled on and as of the Automatic Settlement Date and each Warrantholder's rights under the Index Warrants and hereunder shall thereupon cease, except for the right to receive the Cash Settlement Value or the Alternative Settlement Amount, as applicable.

                 Each Index Warrant will entitle the Warrantholder thereof to receive the Alternative Settlement Amount in lieu of the Cash Settlement Value thereof under the circumstances indicated in Section 2.10 or in the event that such Index Warrants are automatically exercised on the Delisting Date. The "Alternative Settlement Amount" of an Index Warrant will equal an amount in U.S. Dollars (rounded down to the nearest cent) which is equal to the amount "X" calculated using the formula set forth below:

                 X =       I + [T/2 x A/B]

        where

                 I = the Cash Settlement Value of the Warrants determined as described above, but calculated with a Spot Index determined by the Calculation Agent which, in the reasonable opinion of the Calculation Agent, fairly reflects the value of the stocks which comprise the Index or any Successor Index on the Cancellation Date;

                 T =       U.S.$4.50 the initial offering price per Warrant;

                 A = the total number of days from but excluding the Cancellation Date for such Warrants to and including the Expiration Date; and

                 B = the total number of days from but excluding the date the Warrants were initially sold to and including the Expiration Date.

                 Any such calculations will be made available to a Warrantholder for inspection at the Warrant Agent's Office. Neither the Company nor the Calculation Agent shall have any responsibility for good faith errors or omissions in calculating the Alternative Settlement Amount.

                 The Company will advise the Index Warrant Agent as soon as practicable of the date of any expected delisting or permanent suspension of trading of the Index Warrants and will immediately inform the Index Warrant Agent after the Company has received notice that such delisting or suspension has occurred, but in no event will notice of such delisting or suspension be given to the Warrant Agent later than 9:30 a.m., New York City time, on the New York Business Day following the date that such delisting or suspension occurs.

                 SECTION 2.4  Limitation of Number of Exercisable Warrants.
Not fewer than 500 warrants may be exercised by a Warrantholder at any one time except in the case of automatic exercise or cancellation. All exercises of Index Warrants (other than on the Expiration Date, Delisting Date or the Cancellation Date) shall be subject, at the Calculation Agent's option, to the limitation that not more than 1,000,000 Index Warrants in total may be exercised on any Exercise Date and not more than 250,000 Warrants may be exercised by or on behalf of any person or entity, either individually or in concert with any other person or entity, on any Exercise Date. If any New York Business Day would otherwise, under the terms hereof, be the Exercise Date in respect of more than 1,000,000 Index Warrants, then upon the Calculation Agent's exercising such option (by giving notice thereof to the Warrant Agent not later than 3:00 p.m., New York City time, on the New York Business Day following such Exercise Date), 1,000,000 of such Index Warrants shall be deemed exercised on such Exercise Date (selected by the Index Warrant Agent on a pro rata basis, but if, as a result of such pro rata selection, any Registered Holders would be deemed to have exercised less than 500 Index Warrants, then the Index Warrant Agent shall first select additional Index Warrants of such holder so that no such holder shall be deemed to have exercised less than 500 Index Warrants), and the remainder of such Index Warrants (the "Remaining Warrants") shall be deemed exercised on the New York Business Day following the otherwise applicable Exercise Date (subject to successive applications of this Section 2.4); provided that any Remaining Warrant in respect of which an Exercise Notice was delivered on a given Exercise Date shall be deemed exercised before any other Index Warrants in respect of which an Exercise Notice was delivered on a later Exercise Date. If any individual Warrantholder attempts to exercise more than 250,000 Index Warrants on any Exercise Date, then at the Calculation Agent's election (as notified to the Index Warrant Agent by giving notice thereof to the Index Warrant Agent not later than 3:00 p.m., New York City time, on the New York Business Day following such Exercise Date) 250,000 of such Index Warrants shall be deemed exercised on such Exercise Date and the remainder shall be deemed exercised on the New York Business Day following the otherwise applicable Exercise Date (subject to successive applications of this Section 2.4).

                 SECTION 2.5 Discontinuance or Modification of the Index. (a) In the event that the Index is not calculated and publicly announced by the AMEX on a Valuation Date but is calculated and publicly announced by another person or party not affiliated with the Company and acceptable to the Calculation

Agent (the "Third Party"), the applicable Cash Settlement Value shall nevertheless be calculated by reference to the value of the closing quotation for the Index so announced by the Third Party.

                 In the event that prior to a Valuation Date the AMEX or the Third Party makes a material change in the formula for, or the method of, calculating the Index, the Calculation Agent shall make such calculations as may be required to determine the applicable Cash Settlement Value using the formula and method of calculating the Index as was in effect prior to such change or modification.

                 If on a Valuation Date either the AMEX or any Third Party discontinues publication of the Index and publishes a successor or substitute index that the Calculation Agent determines to be comparable to the Index (any such index being a "Successor Index"), the Calculation Agent shall determine the Spot Index for any date thereafter based on the closing level of the Successor Index on such date. If the AMEX and/or any Third Party discontinues publication of the Index and/or any Successor Index, the Company will cause the Calculation Agent to determine the applicable Cash Settlement Value based on the formula and method used in calculating the Index or any Successor Index as in effect on the date the Index or such Successor Index was last published.

                 (b) If calculation or publication of the Index or a Successor Index is changed, modified, discontinued or suspended, as provided in this
Section 2.5, then the Calculation Agent shall promptly notify the Index Warrant Agent, and the Index Warrant Agent shall in turn promptly notify the Warrantholders, of such change, modification, discontinuance or suspension and of any modification or adjustment to be made with respect to calculation of the Cash Settlement Value or Alternative Settlement Amount, as applicable.

                 (c) The Calculation Agent will have no responsibility for good faith errors or omissions in calculating or disseminating information regarding the Index, any Successor Index, adjustments or calculations by the Calculation Agent (as provided above) in order to arrive at a calculation of a stock index comparable to the Index or any Successor Index, or the Cash Settlement Value or the Alternative Settlement Amount, as applicable.

                 SECTION 2.6 Covenant of the Company. The Company covenants, for the benefit of the Warrantholders, that (i) it will cause the Index Warrants to be listed on the AMEX and (ii) until the Expiration Date, it will not seek the delisting of the Index Warrants from, or permanent suspension of their trading on the AMEX unless prior to such delisting or suspension the Index Warrants shall have been listed, and shall be accepted for trading pursuant to the rules of another Self-Regulatory Organization.

                 SECTION 2.7 Return of the Global Warrant Certificate. At such time as all of the Index Warrants have been exercised, deemed automatically exercised or otherwise cancelled, the Index Warrant Agent shall return the cancelled Global Warrant Certificate to the Company.

                 SECTION 2.8 Return of Moneys Held Unclaimed for Two Years. Any moneys deposited with or paid to the Index Warrant Agent for the payment of the Cash Settlement Value or the Alternative Settlement Amount of any Index Warrants and not applied but remaining unclaimed for two years after the date upon which such Cash Settlement Value or the Alternative Settlement Amount shall have become due and payable, shall be repaid by the Index Warrant Agent to the Company, and the holder of such Index Warrants shall thereafter look only to the Company for any payment which such Warrantholder may be entitled to collect and all liability of the Index Warrant Agent with respect to such moneys shall thereupon cease; provided, however, that the Index Warrant Agent, before making any such repayment, may at the expense of the Company notify, in the case of Book-Entry Warrants, the Participants concerned, or, in the case of Certificated Warrants, the Warrantholders concerned, that said moneys have not been so applied and remain unclaimed and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.

                 SECTION 2.9 Designation of Agent for Receipt of Notice. The Company may from time to time designate in writing to the Index Warrant Agent a designee for receipt of all notices to be given by the Index Warrant Agent pursuant to this Article II and all such notices thereafter shall be given in the manner herein provided by the Index Warrant Agent to such designee.

                 SECTION 2.10 Extraordinary Events and Exercise Limitation Events. (a) If the Company determines that, on a Valuation Date with respect to any Index Warrant, an Extraordinary Event has occurred and is continuing, then the Cash Settlement Value in respect of an exercise shall be calculated on the basis that the Valuation Date shall be the next Index Calculation Day on which there is no Extraordinary Event or Exercise Limitation Event; provided, that, if the Valuation Date has not occurred on or prior to the Expiration Date or the Delisting Date, the Warrantholder will receive the Alternative Settlement Amount in lieu of the Cash Settlement Value which shall be calculated as if the Index Warrant had been cancelled on the Expiration Date or the Delisting Date, as the case may be. The Company shall promptly give notice to Warrantholders, by publication in a United States newspaper with a national circulation (currently expected to be The Wall Street Journal), if an Extraordinary Event shall have occurred.

                 "Extraordinary Event" means any of the following events:

                           (i) a suspension or absence of trading on the Honk Kong Stock Exchange Ltd. (the "HKSE") of all the Underlying Stocks which then comprise the Index or a Successor Index; or

                           (ii) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or any other U.S. or non-U.S. governmental authority which would make it unlawful for the Company to perform any of its obligations under this Agreement or the Warrants; or

                           (iii) any outbreak or escalation of hostilities or other national or international calamity or crisis (including, without limitation, natural calamities which in the opinion of the Company may materially and adversely affect the economy of Hong Kong or the trading or securities generally on the HKSE) which has or will have a material adverse effect on the ability of the Company to perform its obligations under the Warrants or to modify the hedge of its position with respect to the Index.

                 For the purposes of determining whether an Extraordinary Event has occurred: (1) a limitation on the hours or number of days of trading will not constitute an Extraordinary Event if it results from an announced change in the regular business hours of the HKSE, and (2) an "absence of trading", on the HKSE will not include any time when the HKSE itself is closed for trading under ordinary circumstances.

                 If the Calculation Agent determines that an Extraordinary Event has occurred and is continuing, and if the Extraordinary Event is expected by the Calculation Agent to continue, the Company may immediately cancel the Index Warrants by notifying the Index Warrant Agent of such cancellation (the date such notice is given being the "Cancellation Date"), and each Warrantholder's rights under the Index Warrants and this Agreement shall thereupon cease; provided, that each Index Warrant shall be exercised (even if such Index Warrant would not otherwise be exercisable on such date because of the Limit Option) on the basis that the Exercise Date for such Index Warrant shall be the Cancellation Date and the holder of each such Index Warrant will receive, in lieu of the Cash Settlement Value of such Index Warrant, the Alternative Settlement Amount thereof.

                 (b) If the Company determines that, on a Valuation Date with respect to any Index Warrant, an Exercise Limitation Event has occurred and is continuing, then the Cash Settlement

Value in respect of an exercise shall be calculated on the basis that the Valuation Date shall be the next Index Calculation Day on which there is no Exercise Limitation Event or Extraordinary Event; provided, that, if the Valuation Date has not occurred on or prior to the Expiration Date or the Delisting Date, the Warrantholder will receive the Alternative Settlement Amount in lieu of the Cash Settlement Value which shall be calculated as if the Index Warrants had been cancelled on the Expiration Date or the Delisting Date, as the case may be. The Company shall promptly give notice to Warrantholders, by publication in a United States newspaper with a national circulation (currently expected to be The Wall Street Journal), if an Exercise Limitation Event shall have occurred.

                 "Exercise Limitation Event" means either of the following events:

                           (i) a suspension or absence of trading on the HKSE of (A) 20% or more of the Underlying Stocks which then comprise the Index or a Successor Index and/or (B) the stocks of any three of the four most highly capitalized companies included in the Underlying Stocks which then comprise the Index or a Successor Index; or

                           (ii) the suspension or material limitation on the Hong Kong Futures Exchange Ltd. (the "HK Futures Exchange") or any other major futures or securities market of trading in futures or option contracts related to the stock index of the Hang Seng Bank Ltd., the Index or a Successor Index.

                 For the purposes of determining whether an Exercise Limitation Event has occurred: (1) a limitation on the hours or number of days of trading will not constitute an Exercise Limitation Event if it results from an announced change in the regular business hours of the relevant exchange, (2) a decision to permanently discontinue trading in the relevant contract will not constitute an Exercise Limitation Event, (3) a suspension in trading in a futures or options contract on the stock index maintained by the Hang Seng Bank Ltd., the Index or a Successor Index by the HK Futures Exchange or other major futures or securities market by reason of (x) a price change violating limits set by the HK Futures Exchange or such futures or securities market, (y) an imbalance of orders relating to such contracts or (Z) a disparity in bid and ask quotes relating to such contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the stock index maintained by the Hang Seng Bank Ltd., the Index, or such Successor Index, (4) an "absence of trading" on the HK Futures Exchange or a major futures or securities market on which futures or options contracts related to the stock index maintained by the Hang Seng Bank Ltd., the Index or a Successor Index are traded will not include any time when the HK Futures Exchange or such futures or securities market, as the case may be, itself is closed for trading under ordinary circumstance and (5) the occurrence of an Extraordinary Event described in clause (i) of the definition of Extraordinary Event will not constitute, and will supersede the occurrence of, an Exercise Limitation Event.

                 With respect to all Warrants as to which the Valuation Date has been postponed or which have been canceled as described above, the Company shall make available to the Warrant Agent not later than 3:00 p.m., New York City time, on the fourth New York Business Day following the date on which the Cash Settlement Value or Alternative Settlement Amount, as the case may be, has been calculated (the "Alternative Settlement Date"), funds in an amount equal to, and for the payment of, the aggregate Cash Settlement Value or Alternative Settlement Amount, as applicable, of such Warrants. Subject to such funds having been made available as provided in the preceding sentence, the Warrant Agent will be responsible for making a payment (i) with respect to the Warrants as to which the Valuation Date has been postponed as described above and as to which the Cash Settlement Value is payable, (A) in the case of Certificated Warrants, to each Registered Holder that has submitted its Warrant Certificate for exercise or (B) in the case of Book-Entry Warrants, to each appropriate Participant, after 3:00 p.m., New York City time, but prior to the close of business on, the Alternative Settlement Date, in an amount equal to the aggregate Cash Settlement Value of such exercised Warrants, or (ii) with respect to the Warrants as to which the Valuation Date has been postponed and has not occurred on or prior to the Expiration Date or the Delisting Date or with respect to the Warrants which have been cancelled as described above, (A) in the case of Certificated Warrants, to each Registered Holder that has submitted its Warrant Certificate or (B) in the case of Book-Entry Warrants, to the Depository, after 3:00 p.m., New York City time, but prior to the close of business on, the Alternative Settlement Date, in an amount equal to the aggregate Alternative Settlement Amount of such exercised Warrants.


                                  ARTICLE III
                          OTHER PROVISIONS RELATING TO
                            RIGHTS OF WARRANTHOLDERS


                 SECTION 3.1 Holders of Index Warrants May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any Warrantholder, without the consent of the Index Warrant Agent, may, in and for his own behalf, enforce and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise and to receive payment for his Index Warrants provided in this Agreement and the Warrant Certificates or Global Warrant Certificate, as the case may be.

                 SECTION 3.2 Consolidation, Merger or Other Disposition. If at any time the Company shall consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to another person, then in any such event the successor or assuming corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named as the Company herein and in the Index Warrants; the Company shall thereupon be relieved of any further obligation hereunder or under the Index Warrants, and, in the event of any such consolidation, merger, conveyance, transfer or lease, the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation shall expressly assume, by an amendment to this Agreement, executed and delivered to the Index Warrant Agent, in form satisfactory to such Index Warrant Agent, the due and punctual payment of any and all amounts payable by the Company pursuant to this Agreement and the performance of every covenant of this Agreement on the part of the Company to be performed or observed. Such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, a new Warrant Certificate or Global Warrant Certificate representing the Index Warrants not theretofore exercised, in exchange and substitution for the Warrant Certificate or Global Warrant Certificate theretofore issued. Such Warrant Certificate or Global Warrant Certificate shall in all respects have the same legal rank and benefit under this Agreement as the Warrant Certificate or Global Warrant Certificate theretofore issued in accordance with the terms of this Agreement as though such new Warrant Certificate or Global Warrant Certificate had been issued at the date of the execution hereof. In any case of any such consolidation, merger, conveyance, transfer or lease of substantially all of the assets of the Company, such changes in phraseology and form (but not in substance) may be made in the new Warrant Certificates or Global Warrant Certificate as may be appropriate.

                 The Index Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease of substantially all of the assets of the Company complies with the provisions of this Section 3.2.

                                   ARTICLE IV
                         CANCELLATION OF INDEX WARRANTS

                 SECTION 4.1 Cancellation of Index Warrants. In the event the Company shall purchase or otherwise acquire Index Warrants, such Index Warrants may, at the option of the Company, (i) in the case of Book-Entry Warrants, be surrendered free through a Participant for credit to the account of the Index Warrant Agent maintained at the Depository, and if so credited, the Index Warrant Agent shall promptly note the cancellation of such Index Warrants by notation on the records of the Index Warrant Agent or
(ii) in the case of Certificated Warrants, delivered to the Index Warrant Agent, and if so delivered the Index Warrant Agent shall promptly note the cancellation of such Index Warrants on the records of the Index Warrant Agent. Such Index Warrants may also, at the option of the Company, be resold by the Company directly to or through any of its affiliates in lieu of being surrendered to the Depository. No Warrant Certificate or Global Warrant Certificate shall be countersigned in lieu of or in exchange for any Index Warrant which is cancelled as provided herein, except as otherwise expressly permitted by this Agreement.

                 SECTION 4.2 Treatment of Warrantholders. The Company, the Index Warrant Agent and any agent of the Company or the Index Warrant Agent may deem and treat the person in whose name a Global Warrant Certificate shall be registered in the records of the Index Warrant Agent as the holder of all right, title and interest in such Global Warrant Certificate (notwithstanding any notation of ownership or other writing thereon) for any purpose and as the person entitled to exercise the rights represented by the Index Warrants evidenced thereby, and neither the Company nor the Index Warrant Agent, nor any agent of the Company or the Index Warrant Agent shall be affected by any notice to the contrary, except that the Index Warrant Agent and the Company shall be entitled to rely on and act pursuant to instructions of Participants as contemplated by Article II of this Agreement. This Section 4.2 shall be without prejudice to the rights of Warrantholders as described elsewhere herein.

                 SECTION 4.3 Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Index Warrants; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involving any beneficial or record interest in or ownership interest of any Index Warrants.

                                   ARTICLE V
                 CONCERNING THE INDEX WARRANT AGENTSECTION 5.1

                 SECTION 5.1 Index Warrant Agent. The Company hereby appoints Citibank, N.A. as Index Warrant Agent of the Company in respect of the Index Warrants, the Warrant Certificates and the Global Warrant Certificate upon the terms and subject to the conditions set forth herein, in the Warrant Certificate and in the Global Warrant Certificate; and Citibank, N.A. hereby accepts such appointment. The Index Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificate and the Global Warrant Certificate and hereby and such further powers and authority acceptable to it to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificate and the Global Warrant Certificate are subject to and governed by the terms and provisions hereof.

                 SECTION 5.2 Conditions of Index Warrant Agent's Obligations. The Index Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and of the Warrant Certificates and the Global Warrant Certificate, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Warrantholders from time to time of the Index Warrants shall be subject:

                           (a) The Company agrees promptly to pay the Index Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Index Warrant Agent and to reimburse the Index Warrant Agent for its reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Index Warrant Agent without negligence, bad faith or breach of this Agreement on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Index Warrant Agent for, and to hold it harmless against, any loss, liability or expense (including reasonable attorneys' fees and expenses) incurred without negligence, bad faith or breach of this Agreement on the part of the Index Warrant Agent, arising out of or in connection with its acting as such Index Warrant Agent hereunder or with respect to the Index Warrants, as well as the reasonable costs and expenses of defending against any claim of liability in the premises.

                           (b)  In acting under this Agreement and in
        connection with the Index Warrants, the Index Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the Warrantholders or the registered holder of the Global Warrant Certificate.

                           (c) The Index Warrant Agent may consult with counsel satisfactory to it, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

                           (d) The Index Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted or thing suffered by it in reliance upon any Warrant Certificate, Global Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                           (e) The Index Warrant Agent, and its officers, directors and employees, may become the Warrantholder of, or acquire any interest in, any Index Warrants or other obligations of the Company, with the same rights that it or they would have if it were not the Index Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depository, trustee or agent for, any committee or body of holders of Index Warrants or other obligations of the Company as freely as if it were not the Index Warrant Agent hereunder.

                           (f) The Index Warrant Agent shall not be under any liability for interest on any moneys at any time received by it pursuant to any of the provisions of this Agreement, the Warrant Certificates or the Global Warrant Certificate.

                           (g) The Index Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Index Warrant Agent) or with respect to the validity or execution of any Warrant Certificate or the Global Warrant Certificate (except its countersignature thereof).

                           (h) The recitals contained herein and in the Warrant Certificate and the Global Warrant Certificate (except as to the Index Warrant Agent's countersignature thereon) shall be taken as the statements of the Company and the Index Warrant Agent assumes no responsibility for the correctness of the same.

                           (i) The Index Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificate and the Global Warrant Certificate specifically set forth and no implied duties or obligations shall be read into this Agreement, the Warrant Certificate or the Global Warrant Certificate against the Index Warrant Agent. The Index Warrant Agent shall not be under any obligation to take any action hereunder likely to involve it in any expense or liability, the payment of which is not, in its reasonable opinion, assuThe Index.Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of the Warrant Certificate or the Global Warrant Certificate countersigned by the Index Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of any proceeds from the sale thereof. The Index Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein, in the Warrant Certificate or in the Global Warrant Certificate or in the case of the receipt of any written demand from a holder of an Index Warrant with respect to such default, except as provided in Section 6.2 hereof, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

                           (j) Unless specifically provided herein or in the Warrant Certificate, the Global Warrant Certificate, any order, certificate, notice, request, direction or other communication from the Company made or given by the Company under any provision of this Agreement shall be sufficient if signed by its Treasurer or any Vice President.

                 SECTION 5.3 Compliance With Applicable Laws. The Index Warrant Agent agrees to comply with all applicable federal and state laws in respect of the services rendered by it under this Agreement, including (but not limited to) the provisions of United States federal income tax laws regarding information reporting and backup withholding. The Index Warrant Agent expressly assumes all liability for its failure to comply with such laws, including (but not limited to) any liability for its failure to comply with any applicable provisions of United States federal income tax laws regarding information reporting and backup withholding applicable to it.

                 SECTION 5.4  Resignation and Appointment of Successor.
                 (a) The Company agrees, for the benefit of the Warrantholders from time to time of the Index Warrants, that there shall at all times be an Index Warrant Agent hereunder until all the Index Warrants are no longer exercisable.

                 (b) The Index Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, subject to the appointment of a successor Index Warrant Agent and acceptance of such appointment by such successor Index Warrant Agent, as hereinafter provided. The Index Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Index Warrant Agent (which shall be a banking institution organized under the laws of the United States of America, or one of the states thereof and having an office or an agent's office south of Chambers Street in the Borough of Manhattan, New York
City) and the acceptance of such appointment by such successor Index Warrant Agent. In the event a successor Index Warrant Agent has not been appointed and has not accepted its duties within 90 days of the Index Warrant Agent's notice of resignation, the Index Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Index Warrant Agent. The obligation of the Company under Section 5.2(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Index Warrant Agent.

                 (c) In case at any time the Index Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Index Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Index Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Index Warrant Agent. Upon the appointment as aforesaid of a successor Index Warrant Agent and acceptance by the latter of such appointment, the Index Warrant Agent so superseded shall cease to be Index Warrant Agent hereunder.

                 (d) Any successor Index Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Index Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Index Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Index Warrant Agent shall be entitled to receive, all moneys, securities and other property on deposit with or held by such predecessor, as Index Warrant Agent hereunder.

                 (e) Any corporation into which the Index Warrant Agent hereunder may be merged or converted or any corporation with which the Index Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Index Warrant Agent shall be a party, or any corporation to which the Index Warrant Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Index Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Index Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                 MISCELLANEOUS

                 SECTION 6.1 Modification, Supplementation or Amendment. (a) This Agreement, the Warrant Certificates and the Global Warrant Certificate may be modified, supplemented or amended by the Company and the Index Warrant Agent, without the consent of the Warrantholders, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein, maintaining the listing of any Index Warrants on any U.S. national securities exchange or registration of such Index Warrants under the Exchange Act, permitting the issuance of Index Warrants in definitive form in accordance with paragraph (a) of Section 1.1, reflecting the issuance by the Company of additional Index Warrants of the same issue or reflecting the appointment of a successor Depository in accordance with paragraph (c) of Section 1.1 or in any other manner which the Company may deem necessary or desirable and which will not materially adversely affect the interests of the holders of Index Warrants. Notwithstanding anything in this
Section 6.1 to the contrary, this Agreement may not be amended to provide for the countersigning by the Index Warrant Agent of Warrant Certificates or Global Warrant Certificate evidencing in the aggregate in excess of 1,150,000 Index Warrants unless and until the Index Warrant Agent has received notice from the AMEX or any successor U.S. national securities exchange or Self-Regulatory Organization that the additional Index Warrants in excess of 1,150,000 have been approved for listing on such exchange or Self-Regulatory Organization.

        (b) The Company and the Index Warrant Agent may modify or amend this Agreement, the Warrant Certificates and the Global Warrant Certificate with the consent of the Warrantholders of not fewer than a majority in number of the then outstanding unexercised Index Warrants affected by such modification or amendment, for any purpose; provided, however, that no such modification or amendment that increases the Strike Index, otherwise changes the determination of the Cash Settlement Value, or the Alternative Settlement Amount of the Index Warrants (or any aspects of such determination ) so as to reduce the amount receivable upon exercise, shortens the period of time during which the Index Warrants may be exercised, increases the minimum or decreases the maximum number of Index Warrants that may be exercised by or on behalf of any one Warrantholder at any one time, or otherwise materially and adversely affects the exercise rights of the Warrantholders or reduces the number of outstanding Index Warrants the consent of the Warrantholders of which is required for modification or amendment of this Agreement, the Warrant Certificates, or the Global Warrant Certificate may be made without the consent of each Warrantholder affected thereby.

                 SECTION 6.2 Notices and Demands to the Company and Index Warrant Agent. If the Index Warrant Agent shall receive any notice or demand addressed to the Company by any

Warrantholder pursuant to the provisions of the Warrant Certificates or the Global Warrant Certificate, the Index Warrant Agent shall promptly forward such notice or demand to the Company.

                 SECTION 6.3 Addresses for Notices. Any communications from the Company to the Index Warrant Agent with respect to this Agreement shall be addressed to Citibank, N.A., 120 Wall Street, 13th Floor, New York, New York 10043 (facsimile: (212) 480-1614) (telephone: (212) 412-6209, Attention:
Corporate Trust Department; any communications from the Index Warrant Agent to the Company with respect to this Agreement shall be addressed to Lehman Brothers Holdings Inc., 388 Greenwich Street, New York, New York 10013 (facsimile: (212) 464-6414) (telephone: (212) 526-2000), Attention: Treasurer (or such other address as shall be specified in writing to the other parties hereto by the Index Warrant Agent or the Company, respectively).

                 SECTION 6.4 Notices to Warrantholders. The Company may cause to have notice given to the holders of Index Warrants by providing the Index Warrant Agent with a form of notice to be distributed by (i) in the case of Certificated Warrants, the Index Warrant Agent to the Registered Holders or
(ii) in the case of Book-Entry Warrants, the Depository to Participants in accordance with the custom and practices of the Depository.

                 SECTION 6.5  Governing Law.  The validity,
interpretation and performance of this Agreement and each Index Warrant issued hereunder and of the respective terms and provisions thereof shall be governed by the laws of the State of New York.

                 SECTION 6.6 Obtaining of Governmental Approvals. The Company will from time to time use its best efforts to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and the AMEX and filings under the United States federal and state laws, which may be or become requisite in connection with the issuance, sale, trading, transfer or delivery of the Index Warrants, the Warrant Certificates, the Global Warrant Certificate and the exercise of the Index Warrants.

                 SECTION 6.7 Persons Having Rights Under the Index Warrant Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Index Warrant Agent, the registered holder of the Global Warrant Certificate and the Warrantholders any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Index Warrant Agent and their successors and of the registered holder of the Global Warrant Certificate and the Warrantholders.

                 SECTION 6.8 Headings. The descriptive headings of the several Articles and Sections and the Table of Contents of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 SECTION 6.9 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

                 SECTION 6.10 Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Index Warrant Agent, for inspection by the registered holder of the Warrant Certificate, Participants, Indirect Participants and Warrantholders.

                 IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.


                                        LEHMAN BROTHERS HOLDINGS INC.



                                        By:   /s/ Karen M, Muller
                                            -------------------------
                                            Name:  Karen M. Muller
                                            Title: Vice President



                                        CITIBANK, N.A.



                                        By:   /s/ John W. Reasor
                                            -------------------------
                                            Name:  John W. Reasor
                                            Title: Assistant Vice President



                                        LEHMAN BROTHERS INC.


                                        By:   /s/ Jeen Pae
                                            -------------------------
                                             Name:  Jeen Pae
                                             Title: Associate

                                                                       EXHIBIT A

                         [FORM OF WARRANT CERTIFICATE]

                                     [FACE]


No.                                                      CUSIP No. 524908 18 3


                          LEHMAN BROTHERS HOLDING INC.

                     AMEX Hong Kong 30 Index Call Warrants
                           Expiring February 26, 1996



                 This Warrant Certificate certifies that         , or
registered assigns, is the registered holder of             AMEX Hong Kong 30
Index Call Warrants Expiring February 26, 1996 (the "Index Warrants"). Upon receipt by Citibank, N.A. (the "Warrant Agent") of this Warrant Certificate and the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith), duly completed and executed, at the offices of the Warrant Agent in the Borough of Manhattan, New York City, each Warrant entitles the beneficial owner thereof (each a "Warrantholder") to receive, subject to the conditions set forth herein and in the Warrant Agreement, from Lehman Brothers Holdings Inc. (the "Company") the cash settlement value in U.S. Dollars (the "Cash Settlement Value") equal to the quotient (rounded down to the nearest cent) of (A) the amount, if any, by which the closing level of the AMEX Hong Kong 30 Index (the "Index"), as compiled by and published by the American Stock Exchange, Inc. (the "AMEX") on the applicable Valuation Date for such Warrant (the "Spot Index") exceeds 463.55 (the "Strike Index") divided by (B)2.5, divided by (C) the fixed Hong Kong dollar/U.S. dollar exchange rate of H.K.$ 7.7278 per U.S. $1.00; provided however, that if such amount is less than or equal to zero, then the Cash Settlement Value will be zero. In no event shall a Warrantholder be entitled to interest on any Cash Settlement Value.

                 Subject to the terms of the Warrant Agreement, each Warrant may be irrevocably exercised, in whole but not in part, at or prior to 3:00 p.m., New York City time, on any New York Business Day from its date of issuance until 3:00 p.m., New York City time, on the earlier of (i) the New York Business Day immediately preceding February 26, 1996 (the "Expiration Date") and (ii) the last New York Business Day prior to the Delisting Date (as defined herein) at which time the Warrants shall expire and all Warrants evidenced hereby shall be automatically exercised and otherwise shall be void.

                  Except in the case of automatic exercise or cancellation of the Warrants, as set forth herein and in the

Warrant Agreement, not fewer than 500 Warrants may be exercised by or on behalf of any one Warrantholder at any one time.

                 Except in the case of automatic exercise or cancellation of the Warrants, all exercises of Warrants shall be subject, at the option of Lehman Brothers Inc. (the "Calculation Agent"), to the limitation that not more than 1,000,000 Warrants in total may be exercised on any Exercise Date and not more than 250,000 Warrants may be exercised by or on behalf of any person or entity, either individually or in concert with any other person or entity, on any Exercise Date.

                 Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                 This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

                 IN WITNESS WHEREOF, Lehman Brothers Holdings, Inc. has caused this instrument to be duly executed.


Dated:                            LEHMAN BROTHERS HOLDINGS INC.


                                  By
                                     -------------------------------
                                     Title: Chairman of the Board
                                       of Directors and Chief
                                       Executive Officer

[SEAL]

Attest:

By
   ----------------------------
   Title: Assistant Secretary


Countersigned for authentication only
as of the date above written:

Citibank, N.A.,
as Warrant Agent


By
  Authorized Officer

                                   [REVERSE]

                     AMEX Hong Kong 30 Index Call Warrants
                           Expiring February 26, 1996

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to a Warrant Agreement, dated as of August 30, 1994 (the "Warrant Agreement"), among the Company, Citibank, N.A. (the "Warrant Agent") and Lehman Brothers Inc. (the "Calculation Agent") and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions each Warrantholder consents by acceptance of this Warrant Certificate and which Warrant Agreement is hereby incorporated by reference in, and made a part of, this Warrant Certificate. A copy of the Warrant Agreement is on file at the Warrant Agent.

                 The Warrants constitute direct, unconditional and unsecured contractual obligations of the Company and rank on a parity with the Company's other unsecured contractual obligations and with the Company's unsecured and unsubordinated debt.

                 The Warrants will be unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated indebtedness for borrowed money of the Company.

                 Subject to the provisions hereof and of the Warrant Agreement, each Warrant may be irrevocably exercised, in whole but not in part, at or prior to 3:00 p.m., New York City time, on any New York Business Day (as defined herein) from the date of its issuance until 3:00 p.m., New York City time on the earlier of (i) the New York Business Day immediately preceding the Expiration Date and (ii) the last New York Business Day prior to the Delisting Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate and attached exercise notice (or an exercise notice in substantially identical form) (such notice, an "Exercise Notice"), duly completed and executed, to the Warrant Agent's offices in the Borough of Manhattan, the City of New York (the "Warrant Agent's Office"), which are, on the date hereof, located at 111 Wall Street, 5th Floor, New York, New York 10043 (telephone: (212) 657-7269; facsimile: (212) 825-3483). Except in the case of automatic exercise or cancellation of the Warrants, as set forth herein and in the Warrant Agreement, not fewer than 500 Warrants may be exercised by or on behalf of any one Warrantholder at any one time. Except in the case of automatic exercise or cancellation of the Warrants, all exercises of the Warrants shall be subject, at the option of the Calculation Agent, to the limitation that not more than 1,000,000 Warrants in total may be exercised on any Exercise Date (as defined in the Warrant Agreement) and not more than 250,000 Warrants may be exercised by or on behalf of any person or entity, either individually or in concert with any other person or entity, on any Exercise Date.

                 The "Cash Settlement Value" of an exercised Warrant shall be an amount in U.S. Dollars equal to the quotient (rounded down to the nearest cent) of (A) the amount, if any, by which the Spot Index on the applicable Valuation Date for such Warrants exceeds the Strike Index divided by (B) 2.5, divided by (C) the fixed Hong Kong dollar/U.S. dollar exchange rate of H.K.$7.7278 per U.S. $1.00; provided, however, that if such amount is less than or equal to zero, then the Cash Settlement Value shall be zero.

                 The Company has appointed Lehman Brothers Inc. to be its Calculation Agent to make such calculations as may be required upon the occurrence of certain circumstances, as described in the Warrant Agreement and herein, including, without limitation, calculation of the Cash Settlement Value and under certain circumstances or the Alternative Settlement Amount (as defined herein), as applicable, of a Warrant. The Calculation Agent shall act as an independent expert and not as an agent of the Company, and, unless otherwise provided by the Warrant Agreement, its calculations and determinations under the Warrant Agreement and this Warrant Certificate shall, absent manifest error, be final and binding on the Company, the Warrant Agent and the Warrantholders.

                 In the event that the Index is not publicly announced by the AMEX on a Valuation Date, but is publicly announced by another person or party not affiliated with the Company and acceptable to the Calculation Agent (the "Third Party"), the applicable Cash Settlement Value shall nevertheless be calculated by reference to the value of the closing quotation for the Index so announced by the Third Party.

                 In the event that prior to a Valuation Date the AMEX or the Third Party makes a material change in the formula for, or the method of, calculating the Index, the Calculation Agent shall make such calculations as may be required to determine the applicable Cash Settlement Value using the formula and method of calculating the Index as was in effect prior to such change or modification.

                 If on a Valuation Date either the AMEX or any Third Party discontinues publication of the Index and publishes a successor or substitute index that the Company determines, in its sole discretion, to be comparable to the Index (any such index being a "Successor Index"), then the Calculation Agent shall determine the Spot Index for any date thereafter based on the closing level of the Successor Index on such date. If the AMEX and/or any Third Party discontinues publication of the Index and/or any Successor Index, the Company will cause the Calculation Agent to determine the applicable Cash Settlement Value based on the formula and method used in calculating the Index or any Successor Index, as in effect on the date the Index or such Successor Index was last published.

                 The Calculation Agent will have no responsibility for good faith errors or omissions in calculating or disseminating information regarding the Index, any Successor Index, adjustments or calculations by the Calculation Agent in order to arrive at a calculation of a stock index comparable to the Index or any Successor Index, or the Cash Settlement Value or the Alternative Settlement Amount, as applicable.

                 Subject to the Warrant Agreement and this Warrant Certificate, and except in the case of exercise (whether automatic or by the Exercise Notice) on the Expiration Date or the Delisting Date, or in the event an Extraordinary Event or Exercise Limitation Event (as such terms are defined herein) is declared, the valuation date (the "Valuation Date") for a Warrant shall be the first Index Calculation Day (as defined in the Warrant Agreement) following the applicable Exercise Date (as defined in the Warrant Agreement) on which the Warrant Agent has received the Warrant Certificate representing such Warrant, with the Exercise Notice, duly completed and executed, at or prior to 3:00 p.m., New York City time (the "Notice Date"), and if the Warrant Agent shall receive any such Warrant Certificate or Exercise Notice after 3:00 p.m., New York City time, on such date, then such Warrant Certificate shall be deemed to have been received at or prior to 3:00 p.m., New York City time, on the next succeeding New York Business Day (which shall be considered the Notice Date), and in such event the Valuation Date shall be the next Index Calculation Day following the New York Business Day on which the Warrant Agent is deemed to have received such Warrant Certificate together with the Exercise Notice. Any Warrant Certificate received after 3:00 p.m., New York City time, on (i) the New York Business Day immediately preceding the Expiration Date or (ii) the New York Business Day immediately preceding the effective date on which the Warrants are delisted from, or permanently suspended from trading (within the meaning of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission thereunder) on, the AMEX and not accepted at the same time for listing on another Self- Regulatory Organization (such New York Business Day being the "Delisting Date") shall be deemed not to have been delivered and the related Exercise Notice shall be void and of no effect; provided, however, that if the Company first receives notice of the delisting or suspension of the Warrants on the same day on which such Warrants are delisted or suspended, such day will be deemed the Delisting Date for purposes of the Warrant Agreement and this Warrant Certificate.

                 If the Exercise Notice is not rejected as provided in the Warrant Agreement, then the Calculation Agent will determine the Cash Settlement Value of the exercised Warrants in accordance with the terms of the Warrant Agreement. Except in the case of Warrants subject to automatic exercise and Warrants that upon exercise entitle the holder thereof to receive an Alternative

Settlement Amount in lieu of the Cash Settlement Value, if on any Valuation Date the Cash Settlement Value for any Warrants then exercised would be zero, then in such case, the exercise of such Warrants shall be ignored and the Warrant Certificate evidencing such Warrants will be promptly returned by the Warrant Agent to the registered holder of the Warrant by first class mail at the Calculation Agent's expense and such holder shall be permitted to re-exercise such Warrants prior to the Expiration Date or the Delisting Date.

                 Except in the case of Warrants subject to automatic exercise and for Warrants that upon exercise entitle the holder thereof to receive an Alternative Settlement Amount in lieu of the Cash Settlement Value, provided the Company will make adequate funds available to the Warrant Agent no later than 3:00 p.m., New York City time, on the fifth New York Business Day following the Valuation Date for such Warrants (or, if the Valuation Date is not a New York Business Day, on the fifth New York Business Day following the New York Business Day next succeeding the Valuation Date) (the "Settlement Date"), the Warrant Agent shall make its payment available to each appropriate registered holder in the form of a cashier's check or an official bank check, or (in the case of payments of at least $100,000) by wire transfer to a U.S. dollar bank account maintained by such holder in the United States (at the holder's election as specified in the Exercise Notice), on the first New York Business Day immediately succeeding such Settlement Date. Such payment shall be in an amount equal to the aggregate Cash Settlement Value of the exercised Warrants.

                 All Warrant Certificates for which the Warrant Agent has not received the Exercise Notice in proper form by 3:00 p.m., New York City time, on (i) the New York Business Day immediately preceding the Expiration Date or
(ii) the last New York Business Day prior to the Delisting Date, as the case may be, or for which the Warrant Agent has received an Exercise Notice in proper form but with respect to which timely delivery of the relevant Warrant Certificate has not been made, and which have not been canceled prior to such time, will be deemed automatically exercised on such date without any requirement of an Exercise Notice to the Warrant Agent. The Exercise Date for such Warrants shall be the Expiration Date or the Delisting Date, as the case may be, or, if such date is not a New York Business Day, the next succeeding New York Business Day, and the Valuation Date for such Warrants shall be the first Index Calculation Date following the Exercise Date for such Warrants except in the case of a postponed Exercise following the occurrence of an Extraordinary Event or an Exercise Limitation Event (as defined herein).

                 If the Calculation Agent determines that an Extraordinary Event or an Exercise Limitation Event has occurred and is continuing on the Expiration Date or the Delisting Date, the Cash Settlement Value with respect to the exercised Warrants shall be equal to, and be calculated in the same manner as, the Alternative Settlement Amount (treating the Expiration Date or the Delisting Date, as the case may be, as the date on which the Warrants were canceled), as provided below and in the Warrant Agreement.

                 Payment with respect to automatically exercised Warrants shall be made available to the appropriate registered holders of the Warrants in the form of a cashier's check or an official bank check, or (in the case of payments of at least $100,000) by wire transfer to a U.S. bank account maintained by such holder in the United States (at such holder's election), on the fourth New York Business Day following the Valuation Date for automatically exercised Warrants (or if such Valuation Date is not a New York Business Day, on the fourth New York Business Day following the New York Business Day next succeeding such Valuation Date), against receipt by the Warrant Agent at the Warrant Agent's Office from the holder of its Warrant Certificates. Such payment shall be in the amount of the aggregate Cash Settlement Value in respect of the Warrants, evidenced by the Warrant Certificates that were exercised on the Expiration Date or the Delisting Date, as the case may be.

                 Anything in the Warrant Agreement or in this Warrant Certificate to the contrary notwithstanding, if the Calculation Agent determines that an Extraordinary Event or an Exercise Limitation Event has occurred and is continuing on the Hong Kong Business Day (as defined herein) with respect to which the Spot Index on a Valuation Date is to be determined (the "Applicable Hong Kong Business Day"), then the Cash Settlement Value of such Warrants in respect of an exercise shall be calculated on the basis that the Valuation Date shall be the next Index Calculation Date following an Applicable Hong Kong Business Day on which there is no Extraordinary Event or Exercise Limitation Event; provided, however, that if the Cash Settlement Value of such Warrants is not calculated on or prior to the Expiration Date or the Delisting Date, then the Warrantholders will receive the Alternative Settlement Amount in lieu of the Cash Settlement Value, which Alternative Settlement Amount shall be calculated as if the Warrants had been canceled on the Expiration Date or the Delisting Date, as the case may be.

                 If the Calculation Agent determines that an Extraordinary Event has occurred and is continuing and if it is expected by the Calculation Agent to continue, the Company may immediately cancel the Warrants by notifying the Warrant Agent of such cancellation (the date such Warrants are canceled being the "Cancellation Date"), and each Warrantholder's rights with respect to the Warrants and under the Warrant Agreement shall thereupon cease; provided, however, that each Warrant shall be exercised (even if such Warrant would not otherwise be exercisable on such date because of the Limit Option (as defined in the Warrant Agreement)) on the basis that the Valuation Date for such Warrant shall be the Cancellation Date and each Warrantholder shall have the right to receive an Alternative Settlement Amount with respect to its Warrants. The Calculation Agent shall use its best efforts to notify the Warrantholders promptly of such cancellation.

                 With respect to all Warrant Certificates as to which the Valuation Date has been postponed or which have been canceled as described above, payment shall be made available to each appropriate registered holder of the Warrants in the form of a cashier's check or an official bank check or (in the case of payments of at least $100,000) by wire transfer to a U.S. dollar bank account maintained by such holder in the United States (at such holder's election) on the fourth New York Business Day following the date on which the Cash Settlement Value or Alternative Settlement Amount, as the case may be, has been calculated, against receipt, if not previously received, by the Warrant Agent at the Warrant Agent's Office from such holder of its Warrant Certificates. Such payment shall be in the amount of the aggregate Cash Settlement Value or Alternative Settlement Amount, as the case may be, in respect of the Warrants evidenced by such Warrant Certificates.

                 The "Alternative Settlement Amount" shall be an amount, determined by the Calculation Agent, which is equal to the amount "X" calculated using the formula set forth below:

                 X =       I + [T/2 x A/B]

                 where

                 I = the Cash Settlement Value of the Warrants determined as described above, but calculated with a Spot Index determined by the Calculation Agent which, in the reasonable opinion of the Calculation Agent, fairly reflects the value of the stocks which comprise the Index or any Successor Index on the Cancellation Date;

                 T =       U.S. $4.50, the initial offering price per Warrant;

                 A = the total number of days from but excluding the Cancellation Date for such Warrants to and including the Expiration Date; and

                 B = the total number of days from but excluding the date the Warrants were initially sold to and including the Expiration Date.

                 Any such calculation will be made available to a Warrantholder for inspection at the Warrant Agent's Office. Neither the Company nor the Calculation Agent shall have any responsibility for good faith errors or omissions in calculating the Alternative Settlement Amount.

                 An "Extraordinary Event" shall mean any one of the events, circumstances or causes listed below:

                           (i) a suspension or absence of trading on the Hong Kong Stock Exchange Ltd. (the "HKSE") of all of the Underlying Stocks which then comprise the Index or a successor or substitute index that the Company determines, in its sole discretion, to be comparable to the Index (a "Successor Index"); or

                           (ii) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or any other U.S. or non-U.S. governmental authority which would render it unlawful for the Company to perform any of its obligations under the Warrant Agreement or the Warrants; or

                           (iii) any outbreak or escalation of hostilities or other national or international calamity or crisis (including, without limitation, natural calamities which in the opinion of the Company may materially and adversely affect the economy of Hong Kong or the trading of securities generally on the HKSE) which has or will have a material adverse effect on the ability of the Company to perform its obligations under the Warrants or to modify the hedge of its position with respect to the Index.

                 An "Exercise Limitation Event" shall mean any one of the events, circumstances or causes listed below:

                           (i) a suspension or absence of trading on the HKSE of (a) 20% or more of the Underlying Stocks which then comprise the Index or a Successor Index and/or (b) the stocks of any three of the four most highly capitalized companies included in the Underlying Stocks which then comprise the Index or a Successor Index; or

                           (ii) the suspension or material limitation on the Hong Kong Futures Exchange Ltd. (the "HK Futures Exchange") or any other major futures or securities market of trading in futures or options contracts related to the stock index of the Hang Seng Bank Ltd., the Index or a Successor Index.

                 Prior to due presentment for registration of transfer, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent, may deem and treat the registered owner hereof as the absolute owner of the Warrants evidenced hereby (notwithstanding any notation of ownership or other writing hereon) for any purpose whatsoever, and as the person entitled to exercise the rights represented by the Warrants evidenced hereby, and neither the Company nor the Warrant Agent, nor any agent of the Company or the Warrant Agent, shall be affected by any notice to the contrary.

                 The Warrant Agent shall, in accordance with the Warrant Agreement, from time to time register the transfer of this Warrant Certificate upon the records to be maintained by it for that purpose at the Warrant Agent's Office upon surrender hereof, duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent duly executed, by the registered holder(s) hereof or by their duly appointed legal representative or duly authorized attorney, such signature to be guaranteed by a bank or trust company with a correspondent office in the City of New York or by a member of a national securities exchange. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s).

                 As provided in the Warrant Agreement and subject to certain limitations, this Warrant Certificate may be exchanged for other Warrant Certificates, representing a like number of Warrants, upon surrender to the Warrant Agent of this Warrant Certificate at the Warrant Agent's Office.

                 No service charge shall be made for any registration of transfer or exchange of this Warrant Certificate, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Warrant Certificate, other than exchanges pursuant to the Warrant Agreement not involving any transfer.

                 The Warrantholder may subject its exercise of Warrants to the Limit Option, as provided in the Warrant Agreement.

                 Capitalized terms included herein but not defined herein have the meanings assigned thereto in the Warrant Agreement.

                 References herein to "U.S. Dollars," "U.S.$" or "$" are to the lawful currency of the United States of America, and references to "Hong Kong dollars" or "H.K.$" are to the lawful currency of Hong Kong. As used herein, a "New York Business Day" means any day other than a Saturday or a Sunday or a day on which either the AMEX or the New York Stock Exchange is not open for securities trading or commercial banks in New York City are required or authorized by law or executive order to remain closed; a "Hong Kong Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banks in Hong Kong are not open for a full day of business; and an "Index Calculation Day" means any day on which the Index or any Successor Index is calculated and published.

                 The Warrant Agreement and the terms of the Warrants are subject to amendment, as provided in the Warrant Agreement.

                 THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                     Exhibit A-1

                                EXERCISE NOTICE
                  Warrants Represented by Warrant Certificates

Citibank, N.A.
111 Wall Street
5th Floor
New York, New York 10043
Telephone:  (212) 657-7269
Facsimile:  (212) 825-3483

                 1. This Notice / /DOES / /DOES NOT relate to "Contingently Tendered Warrants" subject to a Limit Option, as provided for in the Warrant Agreement. If this Exercise Notice relates to 500 or more Warrants and any of such Warrants are Contingently Tendered Warrants, of such Warrants are
Contingently Tendered Warrants and              are not.  If the Spot Index
used to determine the Cash Settlement Value of Contingently Tendered Warrants is lower than the Limit Option Reference Index by 5% or more, an Exercise Notice with respect to such Contingently Tendered Warrants shall be void and of no effect (and shall be disregarded for all purposes of the Warrant Agreement).

                 2.  Subject to paragraph 1, the undersigned (the "Owner")
hereby irrevocably exercises               Warrants (the "Exercised Warrants")
and delivers to you herewith a Warrant Certificate or Certificates, registered in the Owner's name, representing a number of Warrants at least equal to the number of Exercised Warrants. Each beneficial owner of Warrants that is exercising Warrants pursuant to this Exercise Notice is exercising no fewer than 500 Warrants.

                 3. The Owner hereby directs the Warrant Agent (a) to pay the Cash Settlement Value, if any, with respect to the Exercised Warrants:

                 / /       By cashier's check or an official bank check;
or
                 / /       By wire transfer to the following U.S. dollar bank
                           account in the United States:

                           (Minimum payments of $100,000 only)

                           Bank: _____________________________

                           ABA Routing No.: __________________

                           Account No: ________  Reference:______________
and (b) if the number of Exercised Warrants is less than the number of Warrants represented by the enclosed Warrant Certificate, to deliver a Warrant Certificate representing the unexercised Warrants to


Dated:                , 19


                                               --------------------------------
                                                             (Owner)


                                                 by
                                                   ----------------------------
                                                         Authorized Signature

                                               Address:

                                               Telephone:  (  )

                                                                       EXHIBIT B


                      [FORM OF GLOBAL WARRANT CERTIFICATE]



No.                                                      CUSIP No. 524908 18 3


                          LEHMAN BROTHERS HOLDING INC.

                     AMEX Hong Kong 30 Index Call Warrants
                           Expiring February 26, 1996



                 This Warrant Certificate certifies that CEDE & CO., or
registered assigns, is the registered holder of             AMEX Hong Kong 30
Index Call Warrants Expiring February 26, 1996 (the "Index Warrants"). Upon receipt by Citibank, N.A. (the "Warrant Agent") of this Warrant Certificate and the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith), duly completed and executed, at the offices of the Warrant Agent in the Borough of Manhattan, New York City, each Warrant entitles the beneficial owner thereof (each a "Warrantholder") to receive, subject to the conditions set forth herein and in the Warrant Agreement, from Lehman Brothers Holdings Inc. (the "Company") the cash settlement value in U.S. Dollars (the "Cash Settlement Value") equal to the quotient (rounded down to the nearest cent) of (A) the amount, if any, by which the closing level of the AMEX Hong Kong 30 Index (the "Index"), as compiled by and published by the American Stock Exchange, Inc. (the "AMEX") on the applicable Valuation Date for such Warrant (the "Spot Index") exceeds 463.55 (the "Strike Index") divided by (B)2.5, divided by (C) the fixed Hong Kong dollar/U.S. dollar exchange rate of H.K.$ 7.7278 per U.S. $1.00; provided however, that if such amount is less than or equal to zero, then the Cash Settlement Value will be zero. In no event shall a Warrantholder be entitled to interest on any Cash Settlement Value.

                 Subject to the terms of the Warrant Agreement, each Warrant may be irrevocably exercised, in whole but not in part, at or prior to 3:00 p.m., New York City time, on any New York Business Day from its date of issuance until 3:00 p.m., New York City time, on the earlier of (i) the New York Business Day immediately preceding February 26, 1996 (the "Expiration Date") and (ii) the last New York Business Day prior to the Delisting Date (as defined herein) at which time the Warrants shall expire and all Warrants evidenced hereby shall be automatically exercised and otherwise shall be void.

                  Except in the case of automatic exercise or cancellation of the Warrants, as set forth herein and in the

Warrant Agreement, not fewer than 500 Warrants may be exercised by or on behalf of any one Warrantholder at any one time.

                 Except in the case of automatic exercise or cancellation of the Warrants, all exercises of Warrants shall be subject, at the option of Lehman Brothers Inc. (the "Calculation Agent"), to the limitation that not more than 1,000,000 Warrants in total may be exercised on any Exercise Date and not more than 250,000 Warrants may be exercised by or on behalf of any person or entity, either individually or in concert with any other person or entity, on any Exercise Date.

                 Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                 This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

                 IN WITNESS WHEREOF, Lehman Brothers Holdings, Inc. has caused this instrument to be duly executed.


Dated:

                           LEHMAN BROTHERS HOLDINGS INC.


                           By
                              ---------------------------
                              Title:

[SEAL]

Attest:

By
   ----------------------------
   Title: Assistant Secretary


Countersigned for authentication only
as of the date above written:

Citibank, N.A.,
as Warrant Agent


By
  Authorized Officer

                                   [REVERSE]

                     AMEX Hong Kong 30 Index Call Warrants
                           Expiring February 26, 1996

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to a Warrant Agreement, dated as of August 30, 1994 (the "Warrant Agreement"), among the Company, Citibank, N.A. (the "Warrant Agent") and Lehman Brothers Inc. (the "Calculation Agent") and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions each Warrantholder consents by acceptance of this Warrant Certificate and which Warrant Agreement is hereby incorporated by reference in, and made a part of, this Warrant Certificate. A copy of the Warrant Agreement is on file at the Warrant Agent.

          The Warrants constitute direct, unconditional and unsecured contractual obligations of the Company and rank on a parity with the Company's other unsecured contractual obligations and with the Company's unsecured and unsubordinated debt.

                 The Warrants will be unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated indebtedness for borrowed money of the Company.

          Subject to the provisions hereof and of the Warrant Agreement, each Warrant may be irrevocably exercised, in whole but not in part, at or prior to 3:00 p.m., New York City time, on any New York Business Day (as defined herein) from the date of its issuance until 3:00 p.m., New York City time on the earlier of (i) the New York Business Day immediately preceding the Expiration Date and (ii) the last New York Business Day prior to the Delisting Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate and attached exercise notice (or an exercise notice in substantially identical form) (such notice, an "Exercise Notice"), duly completed and executed, to the Warrant Agent's offices in the Borough of Manhattan, the City of New York (the "Warrant Agent's Office"), which are, on the date hereof, located at 111 Wall Street, 5th Floor, New York, New York 10043 (telephone: (212) 657-7269; facsimile: (212) 825-3483).
Except in the case of automatic exercise or cancellation of the Warrants, as set forth herein and in the Warrant Agreement, not fewer than 500 Warrants may be exercised by or on behalf of any one Warrantholder at any one time. Except in the case of automatic exercise or cancellation of the Warrants, all exercises of the Warrants shall be subject, at the option of the Calculation Agent, to the limitation that not more than 1,000,000 Warrants in total may be exercised on any Exercise Date (as defined in the Warrant Agreement) and not more than 250,000 Warrants may be exercised by or on behalf of any person or entity, either individually or in concert with any other person or entity, on any Exercise Date.

                 The "Cash Settlement Value" of an exercised Warrant shall be an amount in U.S. Dollars equal to the quotient (rounded down to the nearest cent) of (A) the amount, if any, by which the Spot Index on the applicable Valuation Date for such Warrants exceeds the Strike Index divided by (B) 2.5, divided by (C) the fixed Hong Kong dollar/U.S. dollar exchange rate of H.K.$7.7278 per U.S. $1.00; provided, however, that if such amount is less than or equal to zero, then the Cash Settlement Value shall be zero.

                 The Company has appointed Lehman Brothers Inc. to be its Calculation Agent to make such calculations as may be required upon the occurrence of certain circumstances, as described in the Warrant Agreement and herein, including, without limitation, calculation of the Cash Settlement Value and under certain circumstances or the Alternative Settlement Amount (as defined herein), as applicable, of a Warrant. The Calculation Agent shall act as an independent expert and not as an agent of the Company, and, unless otherwise provided by the Warrant Agreement, its calculations and determinations under the Warrant Agreement and this Warrant Certificate shall, absent manifest error, be final and binding on the Company, the Warrant Agent and the Warrantholders.

                 In the event that the Index is not publicly announced by the AMEX on a Valuation Date, but is publicly announced by another person or party not affiliated with the Company and acceptable to the Calculation Agent (the "Third Party"), the applicable Cash Settlement Value shall nevertheless be calculated by reference to the value of the closing quotation for the Index so announced by the Third Party.

                 In the event that prior to a Valuation Date the AMEX or the Third Party makes a material change in the formula for, or the method of, calculating the Index, the Calculation Agent shall make such calculations as may be required to determine the applicable Cash Settlement Value using the formula and method of calculating the Index as was in effect prior to such change or modification.

                 If on a Valuation Date either the AMEX or any Third Party discontinues publication of the Index and publishes a successor or substitute index that the Company determines, in its sole discretion, to be comparable to the Index (any such index being a "Successor Index"), then the Calculation Agent shall determine the Spot Index for any date thereafter based on the closing level of the Successor Index on such date. If the AMEX and/or any Third Party discontinues publication of the Index and/or any Successor Index, the Company will cause the Calculation Agent to determine the applicable Cash Settlement Value based on the formula and method used in calculating the Index or any Successor Index, as in effect on the date the Index or such Successor Index was last published.

                 The Calculation Agent will have no responsibility for good faith errors or omissions in calculating or disseminating information regarding the Index, any Successor Index, adjustments or calculations by the Calculation Agent in order to arrive at a calculation of a stock index comparable to the Index or any Successor Index, or the Cash Settlement Value or the Alternative Settlement Amount, as applicable.

                 Subject to the Warrant Agreement and this Warrant Certificate, and except in the case of exercise (whether automatic or by the Exercise Notice) on the Expiration Date or the Delisting Date, or in the event an Extraordinary Event or Exercise Limitation Event (as such terms are defined herein) is declared, the valuation date (the "Valuation Date") for a Warrant shall be the first Index Calculation Day (as defined in the Warrant Agreement) following the applicable Exercise Date (as defined in the Warrant Agreement) on which the Warrant Agent has received the Warrant Certificate representing such Warrant, with the Exercise Notice, duly completed and executed, at or prior to 3:00 p.m., New York City time (the "Notice Date"), and if the Warrant Agent shall receive any such Warrant Certificate or Exercise Notice after 3:00 p.m., New York City time, on such date, then such Warrant Certificate shall be deemed to have been received at or prior to 3:00 p.m., New York City time, on the next succeeding New York Business Day (which shall be considered the Notice Date), and in such event the Valuation Date shall be the next Index Calculation Day following the New York Business Day on which the Warrant Agent is deemed to have received such Warrant Certificate together with the Exercise Notice. Any Warrant Certificate received after 3:00 p.m., New York City time, on (i) the New York Business Day immediately preceding the Expiration Date or (ii) the New York Business Day immediately preceding the effective date on which the Warrants are delisted from, or permanently suspended from trading (within the meaning of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission thereunder) on, the AMEX and not accepted at the same time for listing on another Self- Regulatory Organization (such New York Business Day being the "Delisting Date") shall be deemed not to have been delivered and the related Exercise Notice shall be void and of no effect; provided, however, that if the Company first receives notice of the delisting or suspension of the Warrants on the same day on which such Warrants are delisted or suspended, such day will be deemed the Delisting Date for purposes of the Warrant Agreement and this Warrant Certificate.

                 If the Exercise Notice is not rejected as provided in the Warrant Agreement, then the Calculation Agent will determine the Cash Settlement Value of the exercised Warrants in accordance with the terms of the Warrant Agreement. Except in the case of Warrants subject to automatic exercise and Warrants that upon exercise entitle the holder thereof to receive an Alternative

Settlement Amount in lieu of the Cash Settlement Value, if on any Valuation Date the Cash Settlement Value for any Warrants then exercised would be zero, then in such case, the exercise of such Warrants shall be ignored and the Warrant Certificate evidencing such Warrants will be promptly returned by the Warrant Agent to the registered holder of the Warrant by first class mail at the Calculation Agent's expense and such holder shall be permitted to re-exercise such Warrants prior to the Expiration Date or the Delisting Date.

                 Except in the case of Warrants subject to automatic exercise and for Warrants that upon exercise entitle the holder thereof to receive an Alternative Settlement Amount in lieu of the Cash Settlement Value, provided the Company will make adequate funds available to the Warrant Agent no later than 3:00 p.m., New York City time, on the fifth New York Business Day following the Valuation Date for such Warrants (or, if the Valuation Date is not a New York Business Day, on the fifth New York Business Day following the New York Business Day next succeeding the Valuation Date) (the "Settlement Date"), the Warrant Agent shall make its payment available to each appropriate registered holder in the form of a cashier's check or an official bank check, or (in the case of payments of at least $100,000) by wire transfer to a U.S. dollar bank account maintained by such holder in the United States (at the holder's election as specified in the Exercise Notice), on the first New York Business Day immediately succeeding such Settlement Date. Such payment shall be in an amount equal to the aggregate Cash Settlement Value of the exercised Warrants.

                 All Warrant Certificates for which the Warrant Agent has not received the Exercise Notice in proper form by 3:00 p.m., New York City time, on (i) the New York Business Day immediately preceding the Expiration Date or
(ii) the last New York Business Day prior to the Delisting Date, as the case may be, or for which the Warrant Agent has received an Exercise Notice in proper form but with respect to which timely delivery of the relevant Warrant Certificate has not been made, and which have not been canceled prior to such time, will be deemed automatically exercised on such date without any requirement of an Exercise Notice to the Warrant Agent. The Exercise Date for such Warrants shall be the Expiration Date or the Delisting Date, as the case may be, or, if such date is not a New York Business Day, the next succeeding New York Business Day, and the Valuation Date for such Warrants shall be the first Index Calculation Date following the Exercise Date for such Warrants except in the case of a postponed Exercise following the occurrence of an Extraordinary Event or an Exercise Limitation Event (as defined herein).

                 If the Calculation Agent determines that an Extraordinary Event or an Exercise Limitation Event has occurred and is continuing on the Expiration Date or the Delisting Date, the Cash Settlement Value with respect to the exercised Warrants shall be equal to, and be calculated in the same manner as, the Alternative Settlement Amount (treating the Expiration Date or the Delisting Date, as the case may be, as the date on which the Warrants were canceled), as provided below and in the Warrant Agreement.

                 Payment with respect to automatically exercised Warrants shall be made available to the appropriate registered holders of the Warrants in the form of a cashier's check or an official bank check, or (in the case of payments of at least $100,000) by wire transfer to a U.S. bank account maintained by such holder in the United States (at such holder's election), on the fourth New York Business Day following the Valuation Date for automatically exercised Warrants (or if such Valuation Date is not a New York Business Day, on the fourth New York Business Day following the New York Business Day next succeeding such Valuation Date), against receipt by the Warrant Agent at the Warrant Agent's Office from the holder of its Warrant Certificates. Such payment shall be in the amount of the aggregate Cash Settlement Value in respect of the Warrants, evidenced by the Warrant Certificates that were exercised on the Expiration Date or the Delisting Date, as the case may be.

                 Anything in the Warrant Agreement or in this Warrant Certificate to the contrary notwithstanding, if the Calculation Agent determines that an Extraordinary Event or an Exercise Limitation Event has occurred and is continuing on the Hong Kong Business Day (as defined herein) with respect to which the Spot Index on a Valuation Date is to be determined (the "Applicable Hong Kong Business Day"), then the Cash Settlement Value of such Warrants in respect of an exercise shall be calculated on the basis that the Valuation Date shall be the next Index Calculation Date following an Applicable Hong Kong Business Day on which there is no Extraordinary Event or Exercise Limitation Event; provided, however, that if the Cash Settlement Value of such Warrants is not calculated on or prior to the Expiration Date or the Delisting Date, then the Warrantholders will receive the Alternative Settlement Amount in lieu of the Cash Settlement Value, which Alternative Settlement Amount shall be calculated as if the Warrants had been canceled on the Expiration Date or the Delisting Date, as the case may be.

                 If the Calculation Agent determines that an Extraordinary Event has occurred and is continuing and if it is expected by the Calculation Agent to continue, the Company may immediately cancel the Warrants by notifying the Warrant Agent of such cancellation (the date such Warrants are canceled being the "Cancellation Date"), and each Warrantholder's rights with respect to the Warrants and under the Warrant Agreement shall thereupon cease; provided, however, that each Warrant shall be exercised (even if such Warrant would not otherwise be exercisable on such date because of the Limit Option (as defined in the Warrant Agreement)) on the basis that the Valuation Date for such Warrant shall be the Cancellation Date and each Warrantholder shall have the right to receive an Alternative Settlement Amount with respect to its Warrants. The Calculation Agent shall use its best efforts to notify the Warrantholders promptly of such cancellation.

                 With respect to all Warrant Certificates as to which the Valuation Date has been postponed or which have been canceled as described above, payment shall be made available to each appropriate registered holder of the Warrants in the form of a cashier's check or an official bank check or (in the case of payments of at least $100,000) by wire transfer to a U.S. dollar bank account maintained by such holder in the United States (at such holder's election) on the fourth New York Business Day following the date on which the Cash Settlement Value or Alternative Settlement Amount, as the case may be, has been calculated, against receipt, if not previously received, by the Warrant Agent at the Warrant Agent's Office from such holder of its Warrant Certificates. Such payment shall be in the amount of the aggregate Cash Settlement Value or Alternative Settlement Amount, as the case may be, in respect of the Warrants evidenced by such Warrant Certificates.

                 The "Alternative Settlement Amount" shall be an amount, determined by the Calculation Agent, which is equal to the amount "X" calculated using the formula set forth below:

                 X =       I + [T/2 x A/B]

                 where

                 I = the Cash Settlement Value of the Warrants determined as described above, but calculated with a Spot Index determined by the Calculation Agent which, in the reasonable opinion of the Calculation Agent, fairly reflects the value of the stocks which comprise the Index or any Successor Index on the Cancellation Date;

                 T =       U.S. $4.50, the initial offering price per Warrant;

                 A = the total number of days from but excluding the Cancellation Date for such Warrants to and including the Expiration Date; and

                 B = the total number of days from but excluding the date the Warrants were initially sold to and including the Expiration Date.

                 Any such calculation will be made available to a Warrantholder for inspection at the Warrant Agent's Office. Neither the Company nor the Calculation Agent shall have any responsibility for good faith errors or omissions in calculating the Alternative Settlement Amount.

                 An "Extraordinary Event" shall mean any one of the events, circumstances or causes listed below:

                           (iii) a suspension or absence of trading on the Hong Kong Stock Exchange Ltd. (the "HKSE") of all of the Underlying Stocks which then comprise the Index or a successor or substitute index that the Company determines, in its sole discretion, to be comparable to the Index (a "Successor Index"); or

                           (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or any other U.S. or non-U.S. governmental authority which would render it unlawful for the Company to perform any of its obligations under the Warrant Agreement or the Warrants; or

                           (v) any outbreak or escalation of hostilities or other national or international calamity or crisis (including, without limitation, natural calamities which in the opinion of the Company may materially and adversely affect the economy of Hong Kong or the trading of securities generally on the HKSE) which has or will have a material adverse effect on the ability of the Company to perform its obligations under the Warrants or to modify the hedge of its position with respect to the Index.

                 An "Exercise Limitation Event" shall mean any one of the events, circumstances or causes listed below:

                           (i) a suspension or absence of trading on the HKSE of (a) 20% or more of the Underlying Stocks which then comprise the Index or a Successor Index and/or (b) the stocks of any three of the four most highly capitalized companies included in the Underlying Stocks which then comprise the Index or a Successor Index; or

                           (ii) the suspension or material limitation on the Hong Kong Futures Exchange Ltd. (the "HK Futures Exchange") or any other major futures or securities market of trading in futures or options contracts related to the stock index of the Hang Seng Bank Ltd., the Index or a Successor Index.

                 Prior to due presentment for registration of transfer, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent, may deem and treat the registered owner hereof as the absolute owner of the Warrants evidenced hereby (notwithstanding any notation of ownership or other writing hereon) for any purpose whatsoever, and as the person entitled to exercise the rights represented by the Warrants evidenced hereby, and neither the Company nor the Warrant Agent, nor any agent of the Company or the Warrant Agent, shall be affected by any notice to the contrary.

                 The Warrant Agent shall, in accordance with the Warrant Agreement, from time to time register the transfer of this Warrant Certificate upon the records to be maintained by it for that purpose at the Warrant Agent's Office upon surrender hereof, duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent duly executed, by the registered holder(s) hereof or by their duly appointed legal representative or duly authorized attorney, such signature to be guaranteed by a bank or trust company with a correspondent office in the City of New York or by a member of a national securities exchange. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s).

                 As provided in the Warrant Agreement and subject to certain limitations, this Warrant Certificate may be exchanged for other Warrant Certificates, representing a like number of Warrants, upon surrender to the Warrant Agent of this Warrant Certificate at the Warrant Agent's Office.

                 No service charge shall be made for any registration of transfer or exchange of this Warrant Certificate, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Warrant Certificate, other than exchanges pursuant to the Warrant Agreement not involving any transfer.

                 The Warrantholder may subject its exercise of Warrants to the Limit Option, as provided in the Warrant Agreement.

                 Capitalized terms included herein but not defined herein have the meanings assigned thereto in the Warrant Agreement.

                 References herein to "U.S. Dollars," "U.S.$" or "$" are to the lawful currency of the United States of America, and references to "Hong Kong dollars" or "H.K.$" are to the lawful currency of Hong Kong. As used herein, a "New York Business Day" means any day other than a Saturday or a Sunday or a day on which either the AMEX or the New York Stock Exchange is not open for securities trading or commercial banks in New York City are required or authorized by law or executive order to remain closed; a "Hong Kong Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banks in Hong Kong are not open for a full day of business; and an "Index Calculation Day" means any day on which the Index or any Successor Index is calculated and published.

                 The Warrant Agreement and the terms of the Warrants are subject to amendment, as provided in the Warrant Agreement.

                 THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                     EXHIBIT B-1


                                EXERCISE NOTICE

(For Index Warrants Represented by the Global Warrant Certificate)

Citibank, N.A.
c/c Citicorp Data Distribution Inc.
404 Sette Drive
Paramus, New Jersey 07652  (Facsimile:  (201) 262-7521)
(Telephone:  (201) 262-5444)

                 1. Reference is made to the Warrant Agreement dated as of August 30, 1994 (the "Warrant Agreement"), among Lehman Brothers Holdings Inc. (the "Company"), Citibank, N.A., as warrant agent (the "Warrant Agent"), and Lehman Brothers Inc., as calculation agent (the "Calculation Agent"). Subject to paragraph 2, on behalf of certain beneficial owners, each of whom is exercising no fewer than 500 Index Warrants that are covered by this Exercise Notice and whose Warrants have been, or will be, transferred to the Warrant Agent's DTC Participant Account, entitled Citibank, N.A. Corporate Trust Warrant Agent Account, No. _____________ (the "Index Warrant Account"), ____________ Warrants (the "Exercised Warrants") are hereby irrevocably exercised.

                 2.  This Notice  / /DOES   / /DOES NOT relate to
"Contingently Tendered Warrants" subject to a Limit Option, as provided for in the Warrant Agreement. If this Exercise Notice relates to 500 or more Warrants and any of such Warrants are Contingently Tendered Warrants, at least
Warrants of each Warrantholder are Contingently Tendered Warrants and at least Warrants of each Warrantholder are not. If the Spot Index used to determine the Cash Settlement Value of Contingently Tendered Warrants does not exceed the Limit Option Reference Index by 5% or more, an Exercise Notice with respect to such Contingently Tendered Warrants shall be void and of no effect (and shall be disregarded for all purposes of the Warrant Agreement).

                 3. The Participant hereby directs the Warrant Agent to pay the Cash Settlement Value or the Alternative Settlement Amount, as applicable, with respect to the Exercised Warrants:

                 / /       By cashier's check or an official bank check;
or
                 / /       By wire transfer to the following U.S. Dollar bank
                           account in the United States:

                           (Minimum payments of $100,000 only)

                           Bank: ____________________________

                           ABA Routing No.:__________________

                           Account No: ________  Reference:

Dated:                  19

                                     [NAME OF DEPOSITORY
                                       PARTICIPANT]
                                       (Participant Number]

                                     by
                                       -------------------------------
                                              Authorized Signature

                                     Address:

                                     Telephone:  (  )

                                                                     EXHIBIT C-1


                            CONFIRMATION OF EXERCISE
               [For Warrants Represented by Warrant Certificates]



[Name of Warrantholder]
[Address]

                 We hereby confirm receipt of your Exercise Notice with respect
to                 Index Warrants (the "Exercised Warrants") and the related
Warrant Certificates, which we have found to be duly completed and in proper
form.  The Valuation Date of the Exercised Warrants was                  , 19
.

                 [As set forth in your Exercise Notice, none of the Index Warrants covered thereby is subject to the Limit Option. Accordingly, for purposes hereof, all such Index Warrants shall constitute Exercised Warrants,
which number we hereby confirm to be          .] [Your Exercise Notice stated
that the Index Warrants covered thereby are subject to the Limit Option. The applicable Limit Option Reference Index for such Index Warrants is and the Spot Index for the date that would otherwise be the Valuation Date for
such Index Warrants is              .  Such Spot Index [does not exceed]
[exceeds] such Limit Option Reference Index by 5% or more. Accordingly, for purposes hereof, [all] [none of] such Index Warrants shall constitute Exercised Warrants. We hereby confirm the number of Exercised Warrants to be
     .]

                 We hereby confirm that the aggregate Cash Settlement Value of the Exercised Warrants is $____________ ($___________ per Warrant), which will be made available to you in the form of a cashier's check or an official bank check, or wire transfer to the bank account designated in your irrevocable Exercise Notice, in New York Clearing House funds, for payment on the first New York Business Day immediately succeeding the Settlement Date (as defined herein), provided the Company will make available such funds to us no later than 3:00 p.m., New York City time, on the fifth New York Business Day following a Valuation Date (or, if the Valuation Date is not a New York Business Day, on the fifth New York Business Day following the New York Business Day next succeeding the Valuation Date) (the "Settlement Date").

                 Capitalized terms included herein but not defined have the meanings assigned thereto in the Warrant Agreement, dated as of August 30, 1994, among Lehman Brothers Holdings, Inc., Citibank, N.A., as Index Warrant Agent and Lehman Brothers Inc., as Calculation Agent.


Dated:             , 19

                                            CITIBANK, N.A., as Warrant
                                            Agent,

                                            by
                                              -------------------------------
                                                     Authorized Signature

                                                                     EXHIBIT C-2


                            CONFIRMATION OF EXERCISE
                       [For Index Warrants Represented by
                        the Global Warrant Certificate]


[Name of Depository Participant]
[Address]

                 We hereby confirm receipt of your Exercise Notice with respect
to                 Index Warrants (the "Exercised Warrants") which were
transferred by you (or on your behalf) to our DTC Participant Account No. _____________. Such Exercise Notice we have found to be duly completed and in
proper form.  The Valuation Date of the Exercised Warrants was          , 19  .

                 [As set forth in your Exercise Notice, none of the Index Warrants covered thereby is subject to the Limit Option. Accordingly, for purposes hereof, all such Index Warrants shall constitute Exercised Warrants,
which number we hereby confirm to be          .] [Your Exercise Notice stated
that the Index Warrants covered thereby are subject to the Limit Option. The applicable Limit Option Reference Index for such Index Warrants is and the Spot Index for the date that would otherwise be the Valuation Date for
such Index Warrants is              .  Such Spot Index [does not exceed]
[exceeds] such Limit Option Reference Index by 5% or more. Accordingly, for purposes hereof, [all] [none of] such Index Warrants shall constitute Exercised Warrants. We hereby confirm the number of Exercised Warrants to be
     .]

                 We hereby confirm that the aggregate Cash Settlement Value of the Exercised Warrants is $____________ ($___________ per Warrant), which will be made available to you in the form of a cashier's check or an official bank check, or wire transfer to the bank account designated in your irrevocable Exercise Notice, in New York Clearing House funds, for payment on the first New York Business Day immediately succeeding the Settlement Date (as defined herein), provided the Company will make available such funds to us no later than 3:00 p.m., New York City time, on the sixth New York Business Day following a Valuation Date (or, if the Valuation Date is not a New York Business Day, on the sixth New York Business Day following the New York Business Day next succeeding the Valuation Date) (the "Settlement Date").

                 Capitalized terms included herein but not defined have the meanings assigned thereto in the Index Warrant Agreement dated as of August 30, 1994, among Lehman Brothers Holdings Inc., Citibank, N.A., as Index Warrant Agent as Index Warrant Agent, and Lehman Brothers Inc. as Calculation Agent.

Dated:             , 19

                                            CITIBANK, N.A., as Warrant
                                               Agent,

                                            by
                                              --------------------------------
                                                     Authorized Signature

                              NOTICE OF REJECTION
               [For Warrants Represented by Warrant Certificates]


[Name of Warrantholder]
[Address]

                 You are hereby notified that [the Exercise Notice delivered by you was determined by us not to have been [duly completed] [in proper form]] [the Index Warrants to which the Exercise Notice delivered by you relates were not received at the Warrant Agent's Office], as set forth in the Index Warrant Agreement, dated as of August 30, 1994, among Lehman Brothers Holdings Inc., Citibank, N.A., as Index Warrant Agent and Lehman Brothers Inc., as Calculation Agent. Accordingly, we have rejected your Exercise Notice.

                 Capitalized terms used but not defined herein have the meanings assigned thereto in the Index Warrant Agreement.

Dated:                      , 19


                                     CITIBANK, N.A., as Warrant
                                          Agent,


                                     by
                                        ---------------------------
                                            Authorized Signature

                              NOTICE OF REJECTION
                       [For Index Warrants Represented by
                        the Global Warrant Certificate]


[Name of Depository Participant]
[Address]

                 You are hereby notified that [the Exercise Notice delivered by you was determined by us not to have been [duly completed] [in proper form]] [the Index Warrants to which the Exercise Notice delivered by you relates were not transferred to our DTC Participant Account No. _________], as set forth in the Index Warrant Agreement, dated as of August 30, 1994, among Lehman Brother Holdings, Inc., Citibank, N.A., as Index Warrant Agent and Lehman Brothers Inc., as Calculation Agent. Accordingly, we have rejected your Exercise Notice.

                 Capitalized terms used but not defined herein have the meanings assigned thereto in the Index Warrant Agreement.

Dated:                , 19

                                             CITIBANK, N.A., as Warrant
                                                 Agent,

                                             by
                                               ------------------------------
                                                     Authorized Signature

                                                                      EXHIBIT  E




                              NOTICE OF REJECTION
                            RELATING TO LIMIT OPTION


[Name of Warrantholder or Depository Participant]
[Address]

                 We refer to your Exercise Notice dated            , 19  , with
respect to            Index Warrants that were subject to the Limit Option.
The applicable Limit Option Reference Index for such Index Warrants is and the Spot Index for the date that would otherwise be the Valuation Date for
such Index Warrants is              .  Such Spot Index exceeds the Limit Option
Reference Index on the Exercise Date by 5% or more. Accordingly, we have rejected such Exercise Notice pursuant to the Limit Option.

                 Capitalized terms included herein but not defined have the meanings assigned thereto in the Warrant Agreement dated as of August 30, 1994, among Lehman Brothers Holdings Inc., Citibank, N.A., as Index Warrant Agent and Lehman Brothers Inc., as Calculation Agent.


Dated:           , 19


                                     CITIBANK, N.A., as Warrant
                                     Agent,

                                     by
                                        ------------------------------
                                            Authorized Signature

                                                                         Annex 1


                                 Defined Terms

                                                                                     Page
                                                                                     ----
Alternative Settlement Amount . . . . . . . . . . . . . . . . . . . . . . . . .       18
Alternative Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . .       23
AMEX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Applicable Hong Kong Business Day . . . . . . . . . . . . . . . . . . . . . . .        4
Automatic Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
Book-Entry Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Calculation Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Cancellation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Cash Settlement Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Certificated Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Contingently Tendered Warrants  . . . . . . . . . . . . . . . . . . . . . . . .       11
Conversion Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Conversion Option Period  . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Delisting Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
Exercise Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Exercise Limitation Event . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Exercise Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9
Exercised Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Expiration Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9
Extraordinary Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
Global Warrant Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . .        2
HK Futures Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
HKSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Index Calculation Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
Index Warrant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Index Warrant Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9
Index Warrant Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Index Warrant Agent's Office  . . . . . . . . . . . . . . . . . . . . . . . . .        4
Index Warrant Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Index Warrant Register  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4
Index Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
New York Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Remaining Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Strike Index  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Successor Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
Third Party . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Underlying Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Warrant Agent's Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Warrantholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1

                                                                     EXHIBIT 4
================================================================================




                         LEHMAN BROTHERS HOLDINGS INC.
                                      and
                                CITIBANK, N.A.,
                             as Index Warrant Agent
                                      and
                              LEHMAN BROTHERS INC.,
                              as Calculation Agent

                         ------------------------------

                            INDEX WARRANT AGREEMENT
                          dated as of August 30, 1994

                     AMEX Hong Kong 30 Index Call Warrants
                           Expiring February 26, 1996



================================================================================

                              TABLE OF CONTENTS(1)



                                                                                          Page
                                                                                          ----
                                         ARTICLE I

               ISSUANCE, FORM, EXECUTION,
               DELIVERY AND REGISTRATION OF INDEX WARRANTS  . . . . . . . . . . . . .       1

SECTION 1.1    Issuance of Index Warrants; Conversion of
                   Index Warrants to Book-Entry   . . . . . . . . . . . . . . . . . .       1

SECTION 1.2    Form, Execution and Delivery of Warrant Certificates   . . . . . . .         3

SECTION 1.3    Warrant Certificates   . . . . . . . . . . . . . . . . . . . . . . . .       4

SECTION 1.4    Registration of Transfers and Exchanges  . . . . . . . . . . . . . . .       4

SECTION 1.5    Mutilated or Missing Warrant Certificates  . . . . . . . . . . . . . .       5

SECTION 1.6    Registered Holders   . . . . . . . . . . . . . . . . . . . . . . . . .       6

SECTION 1.7    Global Warrant Certificate   . . . . . . . . . . . . . . . . . . . . .       6


                                         ARTICLE II

               DURATION AND EXERCISE OF INDEX WARRANTS  . . . . . . . . . . . . . . .       9

SECTION 2.1    Duration of Index Warrants; Minimum and Maximum
                   Exercise Amounts; Notice of Exercise                                     9

SECTION 2.2    Exercise and Delivery of Index Warrants  . . . . . . . . . . . . . . .      10

SECTION 2.3    Automatic Exercise of Warrants   . . . . . . . . . . . . . . . . . . .      16

SECTION 2.4    Limitation of Number of Exercisable Warrants   . . . . . . . . . . . .      18

SECTION 2.5    Discontinuance or Modification of the Index  . . . . . . . . . . . . .      19

SECTION 2.6    Covenant of the Company  . . . . . . . . . . . . . . . . . . . . . . .      20

SECTION 2.7    Return of the Global Warrant Certificate   . . . . . . . . . . . . . .      20

SECTION 2.8    Return of Moneys Held Unclaimed for Two Years  . . . . . . . . . . . .      20

SECTION 2.9    Designation of Agent for Receipt of Notice   . . . . . . . . . . . . .      21

SECTION 2.10   Extraordinary Events and Exercise

- - --------------------

(1)     The Table of Contents is not a part of the Index
        Warrant Agreement

                                                                                           Page
                                                                                           ----
               Limitation Events  . . . . . . . . . . . . . . . . . . . . . . . . . .       21

                                         ARTICLE III

               OTHER PROVISIONS RELATING TO
                   RIGHTS OF WARRANTHOLDERS   . . . . . . . . . . . . . . . . . . . .       24

SECTION 3.1    Holders of Index Warrants May Enforce Rights   . . . . . . . . . . . .       24

SECTION 3.2    Consolidation, Merger or Other Disposition   . . . . . . . . . . . . .       24


                                         ARTICLE IV

               CANCELLATION OF INDEX WARRANTS   . . . . . . . . . . . . . . . . . . .       25

SECTION 4.1    Cancellation of Index Warrants   . . . . . . . . . . . . . . . . . . .       25

SECTION 4.2    Treatment of Warrantholders  . . . . . . . . . . . . . . . . . . . . .       25

SECTION 4.3    Payment of Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . .       26


                                         ARTICLE V

               CONCERNING THE INDEX WARRANT AGENT   . . . . . . . . . . . . . . . .         26

SECTION 5.1    Index Warrant Agent  . . . . . . . . . . . . . . . . . . . . . . . . .       26

SECTION 5.2    Conditions of Index Warrant Agent's Obligations  . . . . . . . . . . .       26

SECTION 5.3    Compliance With Applicable Laws  . . . . . . . . . . . . . . . . . . .       28

SECTION 5.4    Resignation and Appointment of Successor   . . . . . . . . . . . . . .       29


                                         ARTICLE VI

               MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30

SECTION 6.1    Modification, Supplementation or Amendment   . . . . . . . . . . . . .       30

SECTION 6.2    Notices and Demands to the Company and Index Warrant Agent   . . . . .       31

SECTION 6.3    Addresses for Notices  . . . . . . . . . . . . . . . . . . . . . . . .       31

SECTION 6.4    Notices to Warrantholders  . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.5    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.6    Obtaining of Governmental Approvals  . . . . . . . . . . . . . . . . .       32

                                                                                           Page
                                                                                           ----

SECTION 6.7    Persons Having Rights Under the Index Warrant Agreement  . . . . . . .       32

SECTION 6.8    Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.9    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32

SECTION 6.10   Inspection of Agreement  . . . . . . . . . . . . . . . . . . . . . . .       32